UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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SALEM COMMUNICATIONS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (04-05)

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4880 Santa Rosa Road

Camarillo, CA 93012

(805) 987-0400

May 4, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Salem Communications Corporation (“Salem”). The Annual Meeting is scheduled to be held on Friday, June 22, 2012, at Salem’s corporate offices, which are located at 4880 Santa Rosa Road, Camarillo, California, at 9:30 a.m. P.D.T. As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, the agenda for the Annual Meeting includes:

1.

The election of the eight persons named in the accompanying proxy statement to the board of directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

2.	Proposal to increase the number of shares reserved for issuance under the amended and restated 1999 stock incentive plan.

3.	Proposal to ratify the appointment of SingerLewak LLP as the company’s independent registered public accounting firm.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The board of directors recommends that you vote FOR the election of the slate of director nominees, FOR the proposal to increase the number of shares reserved for issuance under the amended and restated 1999 stock incentive plan and FOR the proposal to ratify the appointment of SingerLewak LLP as the company’s independent registered public accounting firm. Please refer to the Proxy Statement for detailed information on the proposals. Directors and executive officers of Salem will be present at the Annual Meeting to respond to questions that our stockholders may have regarding the business to be transacted.

This year, we are using the U.S. Securities and Exchange Commission rule that permits companies to furnish their proxy materials over the Internet. Instead of mailing you a paper copy of the proxy materials, we will be mailing to you a Notice containing instructions on how to access our proxy materials over the Internet. If you received a Notice, a proxy card was not sent to you and you may vote only by telephone or via the Internet if you do not attend the Annual Meeting.

We urge you to vote your proxy as soon as possible. Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares on-line, by telephone or, if you receive paper copies of the proxy materials by mail, by signing, dating and returning the enclosed proxy card promptly in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card. The approximate date on which this Proxy Statement and the enclosed proxy card and Notice are first being sent or made available to stockholders is May 4, 2012. On behalf of the board of directors and all of the employees of Salem, we wish to thank you for your support.

Sincerely yours,

STUART W. EPPERSON Chairman of the Board

EDWARD G. ATSINGER III Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on

June 22, 2012: Our proxy statement for the 2012 Annual Meeting of Stockholders and Annual Report on Form 10-K for

the year ended December 31, 2011 are available at www.proxyvote.com

If you have any questions concerning the Proxy Statement or the accompanying proxy card, or if you need any help in voting your shares, please telephone Christopher J. Henderson of Salem at (805) 987-0400.

PLEASE VOTE YOUR SHARES

ON-LINE, BY TELEPHONE OR BY

SIGNING, DATING AND RETURNING

THE ENCLOSED PROXY CARD TODAY.

4880 Santa Rosa Road

Camarillo, CA 93012

(805) 987-0400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 22, 2012

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Salem Communications Corporation (“Salem”) will be held on Friday, June 22, 2012 at 9:30 a.m. P.D.T. at Salem’s corporate offices, which are located at 4880 Santa Rosa Road, Camarillo, California, subject to adjournment or postponement by the board of directors, for the following purposes:

1.

The election of the eight persons named in the accompanying proxy statement to the board of directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified; and

2.	Proposal to increase the number of shares reserved for issuance under the amended and restated 1999 stock incentive plan.

3.	Proposal to ratify the appointment of SingerLewak LLP as the company’s independent registered public accounting firm.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only holders of record of Salem’s Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share, on April 24, 2012, the record date, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of such stockholders will be available for examination by any stockholder at the time and place of the Annual Meeting.

Holders of a majority of the voting power of the outstanding shares of the Class A common stock and of the Class B common stock must be present in person or by proxy in order for the Annual Meeting to be held. Therefore, we urge you to review the accompanying proxy card and either vote by (a) Internet or by telephone as instructed in this proxy statement, or (b) by signing, dating and returning your completed proxy in the enclosed postage prepaid envelope whether or not you expect to attend the Annual Meeting in person. If you attend the Annual Meeting and wish to vote your shares personally, you may do so by validly revoking your proxy as described below.

Prior to the voting thereof, a proxy may be revoked by the person executing such proxy by: (i) filing with the Secretary of Salem, prior to the commencement of the Annual Meeting, either a duly executed written notice dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person.

By order of the board of directors,

CHRISTOPHER J. HENDERSON
Secretary

Camarillo, California

May 4, 2012

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to

Be Held on June 22, 2012: Our proxy statement for the 2012 Annual Meeting of Stockholders and Annual

Report on Form 10-K for the year ended December 31, 2011, are available at

www.proxyvote.com

YOUR VOTE IS IMPORTANT.

TO VOTE YOUR SHARES, PLEASE VOTE

ONLINE, BY TELEPHONE OR BY

SIGNING AND DATING THE ENCLOSED PROXY CARD

AND MAILING IT PROMPTLY

IN THE ENCLOSED RETURN ENVELOPE.

SALEM COMMUNICATIONS CORPORATION

4880 Santa Rosa Road

Camarillo, CA 93012

(805) 987-0400

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 22, 2012

i

Vote Required and Board of Directors’ Recommendation	39
STOCKHOLDERS’ PROPOSALS FOR 2013 PROXY STATEMENT	40
OTHER MATTERS	40
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	40
ANNUAL REPORT ON FORM 10-K	41
APPENDIX A—1999 STOCK INCENTIVE PLAN (AS AMENDED AND RESTATED THROUGH JUNE 22, 2012)	A-1

ii

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the board of directors (the “board” or the “board of directors”) of Salem Communications Corporation, a Delaware corporation (the “Company”), of proxies for use at the 2012 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) scheduled to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

INFORMATION REGARDING VOTING AT THE ANNUAL MEETING

General

At the Annual Meeting, the stockholders of the Company are being asked to consider and to vote upon the following proposals:

Proposal 1

The election of the eight directors named in this Proxy Statement to serve until the annual meeting of stockholders to be held in the year 2013 or until their respective successors are duly elected and qualified.

For information regarding this proposal, see the section of this Proxy Statement entitled “PROPOSAL 1—ELECTION OF DIRECTORS.”

Proposal 2	Proposal to increase the number of shares reserved for issuance under the amended and restated 1999 stock incentive plan.

For information regarding this proposal, see the section of this Proxy Statement entitled “PROPOSAL 2—PROPOSAL TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN.”

Proposal 3	Proposal to ratify the appointment of SingerLewak LLP as the company’s independent registered public accounting firm.

For information regarding this proposal, see the section of this Proxy Statement entitled “PROPOSAL 3—PROPOSAL TO RATIFY THE APPOINTMENT OF SINGERLEWAK LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.”

Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in the manner specified therein or, if no instructions are marked on the enclosed proxy card, FOR each of the director nominees identified on such proxy card for such directors, and FOR each of Proposals 2 and 3 as the holder of such shares is entitled to vote. Although management does not know of any matter other than the proposals described above to be acted upon at the Annual Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment in respect of any other matters that may properly be presented for a vote at the Annual Meeting.

Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by: (a) filing with the Secretary of Salem, prior to the commencement of the Annual Meeting, either a duly executed written notice dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date, or (b) attending the Annual Meeting and voting in person.

The mailing address of the principal executive offices of the Company is 4880 Santa Rosa Road, Camarillo, California 93012, and its telephone number is (805) 987-0400.

Record Date, Quorum and Voting

Only stockholders of record on April 24, 2012 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. There were outstanding on the Record Date 18,761,931 shares of Class A common stock, par value $0.01 per share (“Class A common stock”), and 5,553,696 shares of Class B common stock, par value $0.01 per share (“Class B common stock”) (the Class A common stock and the Class B common stock are collectively referred to as the “common stock”). Each share of outstanding Class A common stock is entitled to one vote on each matter to be voted on at the Annual Meeting and each share of outstanding Class B common stock is entitled to ten votes on each matter to be voted on at the Annual Meeting, except that, as provided in the Company’s Amended and Restated Certificate of Incorporation, the holders of Class A common stock shall be entitled to vote as a class, exclusive of the holders of the Class B common stock, to elect two “Independent Directors.” The two Independent Directors shall be elected by a majority of the votes of the shares of Class A common stock present in person or represented by proxy and entitled to vote on the election of the Independent Directors; the remaining six directors will be elected by a majority of the votes of the shares of Class A common stock and Class B common stock present in person or represented by proxy and entitled to vote on the election of such directors. For information regarding the election of the Independent Directors, see the section of this Proxy Statement entitled “PROPOSAL 1—ELECTION OF DIRECTORS.”

The presence, in person or by proxy, of the holders of at least a majority of the voting power of the common stock issued and outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient shares for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Only votes cast in person at the Annual Meeting or received by proxy before the beginning of the Annual Meeting will be counted. Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. If your shares are held in your name, you can vote by proxy in three convenient ways as follows:

• On-Line Voting:	Go to http://www.proxyvote.com and follow the instructions

• By Telephone:	Call toll-free 1-800-690-6903 and follow the instructions

• By Mail:	Complete, sign, date and return your proxy card in the enclosed envelope

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. on June 21, 2012.

Under Delaware law and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor of or against any particular director nominee. With regard to Proposals 2 and 3, votes may be cast in favor of or against the respective proposal. Any stockholder proposals that properly come before the Annual Meeting require, in general, the affirmative vote of a majority of the voting power of the shares of Class A common stock and Class B common stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter. For Proposals 1, 2 and 3, abstentions will be counted in tabulations of the votes cast on a proposal and will have the same effect as a vote against the proposal, whereas broker non-votes will not be counted for purposes of determining whether the proposal has been approved. If you hold shares of our common stock through a broker, bank or other nominee, then you hold shares in street name. Thus, you must instruct the broker, bank or other nominee as to how to vote your shares. Under the rules of the New York Stock Exchange (“NYSE”), if you do not provide such instructions, the firm that holds your shares will have discretionary authority to vote your shares with respect to “routine” matters. Pursuant to NYSE rules, Proposals 1 and 2 are not considered “routine” matters. Thus, your broker will not have discretionary authority to vote your shares in connection with Proposals 1 and 2 if you do not provide it with instructions.

Electronic Access to Proxy Materials

Pursuant to applicable United States Securities and Exchange Commission (“SEC”) rules, the Company is making this proxy statement and its Annual Report on Form 10-K available to its stockholders electronically via the Internet at www.proxyvote.com. On or about May 4, 2012, we will mail to stockholders a Notice containing instructions on how to access this proxy statement along with our Annual Report on Form 10-K as well as instructions on how to vote online. The Notice also instructs you on how you may submit your proxy vote securely over the Internet or by telephone. You will not automatically receive a printed copy of the proxy statement and annual report. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials as set forth in the Notice.

Solicitation

The cost of preparing, assembling and sending the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be paid by the Company. Following the delivery of this Proxy Statement, directors, officers and other employees of the Company may solicit proxies by mail, telephone, facsimile or other electronic means or by personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Class A common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith.

Householding

With regard to the delivery of Annual Reports and Proxy Statements, under certain circumstances the SEC permits a single set of such documents or, where applicable, one Notice, to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder, however, still receives a separate proxy card. This procedure, known as “householding,” reduces the amount of duplicate information received at a household and reduces delivery and printing costs as well. A number of banks, brokers and other firms have instituted householding and have previously sent a notice to that effect to certain of the Company’s stockholders whose shares are registered in the name of such bank, broker or other firm. As a result, unless the stockholders receiving such notice gave contrary instructions, only one Annual Report and/or Proxy Statement, as applicable, will be delivered to an address at which two or more stockholders reside. If any stockholder residing at such an address wishes to receive a separate Annual Report or Proxy Statement for the Annual Meeting or for future stockholder meetings, such stockholder should telephone toll-free 1-800-579-1639, or write to Salem Communications Corporation c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A separate set of proxy materials relating to the Annual Meeting will be sent promptly following receipt of your request. In addition, if any stockholder who previously consented to householding desires to receive a separate copy of a Proxy Statement or Annual Report, as applicable, for each stockholder at his or her same address, such stockholder should contact his or her bank, broker or other firm in whose name the shares are registered or contact the Company at the address or telephone number listed on page 1 of this Proxy Statement. Similarly, a stockholder may use any of these methods if such stockholder is receiving multiple copies of a Proxy Statement or Annual Report and would prefer to receive a single copy in the future.

THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Board of Directors

The board of directors presently consists of seven members and will be increased to eight members in connection with the election of directors at the Annual Meeting. The following table sets forth certain information as of April 24, 2012, except where otherwise indicated, with respect to the directors of the Company. Each of the directors of the Company serves a one-year term and all directors are subject to re-election at each annual meeting of stockholders.

Name of Director	Age	First Became Company Director	Position(s) Held with the Company
Stuart W. Epperson	75	1986	Chairman of the Board
Edward G. Atsinger III	72	1986	CEO and Director
David Davenport	61	2001	Director
Roland S. Hinz	73	1997	Director
Richard A. Riddle	67	1997	Director
Jonathan Venverloh	40	2011	Director
Dennis M. Weinberg	59	2005	Director
Frank Wright	59	N/A	Director Nominee

Board Composition

As a national media presence focused on the Christian and family themed audience and the conservative news talk audience, our business involves an operational structure that operates on a broad scale and encompasses research, technical developments, and marketing functions in a context characterized by rapidly evolving technologies, exposure to business cycles, and significant competition. The Company’s Nominating and Corporate Governance Committee is responsible for reviewing and assessing with the board the appropriate skills, experience, and background sought of board members in the context of our business and the then-current membership on the board. This assessment of board skills, experience, and background includes numerous diverse factors, such as understanding of and experience in radio and new media; understanding of our audience and the ministries that serve them; and finance, marketing and advertising experience. The priorities and emphasis of the Nominating and Corporate Governance Committee and of the board with regard to these factors may change from time to time to take into account changes in the Company’s business and other trends, as well as the portfolio of skills and experience of current and prospective board members. The Nominating and Corporate Governance Committee and the board will review and assess the continued relevance of and emphasis on these factors as part of the board’s annual self-assessment process and in connection with candidate searches to determine if they are effective in helping to satisfy the board’s goal of creating and sustaining a board that can appropriately support and oversee the Company’s activities.

We believe that it is important for our board members to have diverse backgrounds, skills and experiences and seek such diversity in nominating director candidates. One goal of this diversity of backgrounds, skills and experience is to assist the board in its oversight concerning our business and operations. We consider the key skills, qualifications and experience listed below as important for our directors to have in light of our current business and structure. The directors’ biographies provided later in this Proxy Statement note each director’s relevant skills, qualifications and experience. As part of an annual effectiveness review, the board evaluates its composition to ensure that the board as a whole sufficiently represents a diverse set of relevant background, skill and experience.

•

Senior Executive Leadership Experience. Directors who have served in senior executive leadership positions are important to us, as they bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level. The insights and guidance of these directors, particularly those directors who have experience at businesses or organizations that operated on a global scale, faced significant competition, and/or involved technology or other rapidly evolving business models, enhance our board’s ability to assess and respond to situations faced by the Company.

•

Public Company Board Experience. Directors who have served on other public company boards can offer insights with regard to the dynamics and operation of a board of directors; corporate governance matters, including experience with respect to the relationship of a board to the CEO and other management personnel; the importance of particular public company agenda and oversight matters; and oversight of a changing mix of strategic, operational, and compliance-related matters.

•	Business Development Experience. Directors who have a background in business development can provide insight into developing and implementing strategies for growing our business through acquisitions.

•

Financial Experience. Knowledge of accounting and financial reporting processes, as well as the financial markets, financing and funding operations, is important because it assists our directors in understanding and overseeing the Company’s financial reporting, internal controls, capital structure, financing and investing activities.

•

Relevant Experience with our Audiences and Programmers. Directors who have relevant experience with the Christian and family themed audience and the conservative news talk audience can provide insight and expertise in assisting the board’s implementation of Company strategies for growing our business by providing an engaging experience with our radio stations, Internet sites and other services. Directors with experience and knowledge of the business of our programmers and content providers can also assist the board with analyzing, reviewing and approving mutually beneficial and significant relationships between these content providers and the Company.

•

Legal Expertise. Directors who have legal education and experience can assist the board in fulfilling its responsibilities related to the oversight of the Company’s legal and regulatory compliance, and engagement with regulatory authorities.

•

Radio Experience. Knowledge of the radio industry and the challenges and opportunities of radio broadcasting companies is vitally important because it enables our directors to understand and oversee many aspects of the Company’s operations, goals and strategies.

•

New Media Experience. As the radio industry is faced with challenges and opportunities created by the emergence of “new media”, the board benefits from including directors who have relevant experience with these new and emerging means of distributing programming and enhancing our audience’s ability to access information provided by the Company.

Set forth below is certain information concerning the principal occupation and business experience of each of the directors during the past five years and other relevant experience.

Stuart W. Epperson

Mr. Epperson has been Chairman of the Board of the Company since its inception. He is also a director of Salem Communications Holding Corporation, a wholly-owned subsidiary of the Company. Mr. Epperson has been engaged in the ownership and operation of radio stations since 1961. Mr. Epperson has been a member of the board of directors of the National Religious Broadcasters for a number of years; he was re-elected to a three-year term on that board in February 2010. Mr. Epperson is married to Nancy A. Epperson, who is Mr. Atsinger’s sister.

As co-founder of the Company, Mr. Epperson provides the board with extensive and valuable radio and senior executive leadership experience, business development experience and insight into the background and vision of the Company. His past political experience as well as his continuing operation of radio stations for related businesses provide the board with valuable relevant experience with the needs and goals of our audience and our programmers and enable Mr. Epperson to contribute to the board by assessing the many and varied strategic opportunities presented to the Company.

Edward G. Atsinger III

Mr. Atsinger has been Chief Executive Officer, a director of the Company and a director of each of the Company’s subsidiaries since their inception. He was President of Salem from its inception through June 2007. He has been engaged in the ownership and operation of radio stations since 1969. Mr. Atsinger has been a member of the board of directors of the National Religious Broadcasters for a number of years; he was re-elected to a three-year term on that board in February 2010. He has also been a member of the National Association of Broadcasters Radio Board since 2008. Mr. Atsinger has been a member of the board of directors of Oaks Christian School in Westlake Village, California since 1999. Mr. Atsinger is the brother-in-law of Mr. Epperson.

As co-founder of the Company, Mr. Atsinger provides the board with extensive and valuable radio and senior executive leadership experience, business development experience and insight into the background and vision of the Company. His longstanding association with and service on many broadcasting-related boards of directors over the years also provides valuable radio and new media experience as well as an understanding of the broader needs and challenges facing our industry.

David Davenport

Mr. Davenport has been a director of the Company since November 2001. Mr. Davenport is Counselor to the Director of the Hoover Institution (since 2008) and a Research Fellow (since 2001). He was a Distinguished Professor of Public Policy at Pepperdine University from 2003 to 2008. Mr. Davenport was the Chief Executive Officer of Starwire Corporation, a software service company formerly known as Christianity.com, from June 2000 to May 2001. Mr. Davenport served as President of Pepperdine University from 1985 to 2000 and from 1980 through 1985 he served as a Professor of Law, General Counsel, and Executive Vice President of the University. Mr. Davenport currently serves on the boards of Forest Lawn Memorial Parks Association and California Forward. Mr. Davenport also served on the board of directors of Ameron International Corporation from December 2002 through March 2011.

As a scholar, educator, executive and attorney, Mr. Davenport brings to the board valuable senior executive leadership experience, new media experience, public company board experience, and legal expertise.

Roland S. Hinz

Mr. Hinz has been a director of the Company since September 1997. Mr. Hinz has been the owner, President and Editor-in-Chief of Hi-Torque Publishing Company, a publisher of magazines covering the motorcycling and biking industries, since 1982. Mr. Hinz is also the managing member of Hi-Favor Broadcasting, LLC, the licensee of radio stations KLTX-AM, Long Beach, California, and KEZY-AM, San Bernardino, California (which were acquired from the Company in August 2000 and December 2001, respectively), and radio station KSDO-AM, San Diego, California. Mr. Hinz also serves on the board of directors of the Association for Community Education, Inc., a not-for-profit corporation operating Spanish Christian radio stations in California. Mr. Hinz also served on the board of directors of Truth for Life, a non-profit organization that is a customer of the Company, from 2000 through September 2010.

Mr. Hinz’s qualifications to serve on the board include his extensive business experience, skills and acumen reflected in his senior executive management experience as President and Editor-in-Chief of a magazine publishing company. He also has served as a board member for several not-for-profit organizations, enabling him to bring valuable cross-board experience as well as relevant experience with our audience and programmers.

Richard A. Riddle

Mr. Riddle has been a director of the Company since September 1997. Mr. Riddle is an independent businessman specializing in providing financial assistance and consulting to individuals and manufacturing companies. He was President and majority stockholder of I. L. Walker Company from 1988 to 1997 when that company was sold. He also was Chief Operating Officer and a major stockholder of Richter Manufacturing Corp. from 1970 to 1987. In October 2010, Mr. Riddle joined the board of directors of Truth for Life, a non-profit organization that is a customer of the Company.

Having an extensive career in financial matters, Mr. Riddle brings to the board significant financial experience enabling him to assess and provide oversight concerning business and financial matters addressed by the Company.

Jonathan Venverloh

Mr. Venverloh has been a director of the Company since September 2011. Mr. Venverloh has worked in digital media and advertising since 1994, including more than ten years at Google and stints at a major news website and global advertising agencies. Mr. Venverloh has served as Senior Manager at Google since October 2011. He was previously at Google from 2000-2010 and he served as Head of Distribution Partnerships and launched Google’s Enterprise Division. From 1997 to 1999, Mr. Venverloh led Weather.com’s sales efforts for the West Coast. From 1994 to 1996 he worked at global ad agencies Saatchi & Saatchi and DDB Needham. Mr. Venverloh has also served as an advisor to digital media startups and served on the board of directors of several non-profits. He earned a Bachelor of Arts in Advertising from Southern Methodist University and a Master’s Degree in Management from the Stanford Graduate School of Business.

Mr. Venverloh brings to the board valuable senior executive leadership experience and extensive digital media and advertising expertise. With senior management experience at a large public Internet company as well as service as an advisor to smaller digital media startups, Mr. Venverloh is well-positioned to advise the board on a wide cross-section of new media matters.

Dennis M. Weinberg

Mr. Weinberg has been director of the Company since 2005. Mr. Weinberg was one of the founding directors for WellPoint, a health benefits company. From February 2002 to May 2006, Mr. Weinberg served as President and Chief Executive Officer for ARCUS Enterprises, a WellPoint business development subsidiary. Previously, Mr. Weinberg served for nearly 20 years in a variety of CEO, Group President, and Executive Vice President positions with WellPoint and its various affiliates. Prior to WellPoint, Mr. Weinberg held a variety of business consulting positions with the accounting firm of Touche-Ross and Company (currently Deloitte & Touche) in Chicago. Before that, he was general manager for the CTX Products Division of Pet, Inc. at the time, an I.C. Industries Company in St. Louis, Missouri, a designer and manufacturer of commercial computerized processing equipment. Mr. Weinberg also serves as a board member and chairman of the audit committee for Dole Food Company (NYSE: DOLE) since November 2009. Mr. Weinberg serves as a board member of Renal Ventures Management and as a board member of Applied Merchants Systems, Inc. Mr. Weinberg is a General Member of the development companies of FRWII, LLC, SkyView Development, LLC and KNIC, LLC. He is the co-founder of Cornerstone Network Associates, Life Skills for American Families, and is an advisor for the Pacific Justice Institute. Mr. Weinberg served on the board of directors of Truth for Life from November 2003 to September 2007. Truth for Life is a non-profit organization that is a customer of the Company.

Mr. Weinberg has significant executive experience with the strategic, financial, and operational requirements of large research and manufacturing-oriented organizations, and brings to our board senior executive leadership and financial experience. In addition, having served as CEO of health care companies, he has substantial experience in dealing with research and development efforts and technological innovation, which has provided him with insight into the challenges and fast-moving developments of new media. As a director of another public company board, including serving as its audit committee chair, Mr. Weinberg also provides public company cross-board experience.

Frank Wright

Mr. Wright serves as President and Chief Executive Officer of the National Religious Broadcasters (NRB), a position he has held for nine years. Prior to joining NRB in 2003, he served for seven years as Executive Director of the Center for Christian Statesmanship based on Capitol Hill. As head of the world’s largest Christian media association, Mr. Wright has significant and wide-ranging experience in the electronic media marketplace, including active engagement in the regulatory and public policy processes centered in Washington, DC. He is an ordained Elder in the Presbyterian Church (PCA). Mr. Wright’s extensive corporate governance experience includes board service for The Evangelical Council for Financial Accountability, Knox Theological Seminary, The NRB Television Network, and Evangelism Explosion International. Mr. Wright was recommended by the Nominating and Corporate Governance Committee and selected as a director nominee by the board.

It is anticipated that Mr. Wright will bring valuable financial expertise as both an academic and practitioner, along with broad and cross-sectional knowledge of the electronic media landscape as a director of the Company. With his knowledge of and recognized presence on Capitol Hill, Mr. Wright also brings added strength to the public policy process.

Director Independence and Executive Sessions

The Company’s board of directors evaluated the independence of each of the Company’s directors pursuant to the listing standards of the NASDAQ Stock Market (“NASDAQ Rules”). During this review, and as more specifically described in the section of this Proxy Statement entitled “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS”, below, the board of directors considered various transactions and relationships among directors (and their affiliates or family members), members of the Company’s senior management, affiliates and subsidiaries of the Company and certain other parties that occurred during the past three fiscal years. This review was conducted to determine whether, under the NASDAQ Rules, any such relationships or transactions would affect the board of directors’ determination as to each director’s independence from management.

Upon conclusion of this review, the board of directors determined that, of the directors nominated for election at the Annual Meeting, a majority of the board (comprised of Messrs. Davenport, Hinz, Riddle, Venverloh and Weinberg) is, or in the case of nominee Frank Wright, will if elected be, independent of the Company and its senior management as required by the NASDAQ Rules. As part of its evaluation of the independence of nominee Frank Wright, the board of directors considered his position as an executive officer of the NRB and determined that his service in such position does not have an adverse impact upon the board’s determination that Mr. Wright will, if elected, be considered independent of the Company and its senior management as required by the NASDAQ Rules.

The NASDAQ Rules also require that independent members of the board of directors meet periodically in executive sessions during which only independent directors are present. The Company’s independent directors have met separately in such executive sessions and in the future will regularly meet in executive sessions as required by the NASDAQ Rules.

Committees of the Board of Directors

The Company’s board of directors has three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table identifies the independent members of the board of directors and lists the members and chairman of each of these committees:

Name	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Stuart W. Epperson
Edward G. Atsinger III
David Davenport	I		C	X
Roland S. Hinz	I	X	X	X
Richard A. Riddle	I	X	X	C
Jonathan Venverloh	I	X		X
Dennis M. Weinberg	I	C		X

I = Director is independent

X = Current member of committee

C = Current member and chairman of the committee

Audit Committee

The Audit Committee currently consists of Messrs. Weinberg (Chairman), Hinz, Riddle and Venverloh, each of whom is independent under the NASDAQ Rules and applicable SEC rules and regulations. The board of directors has determined that Mr. Weinberg, the Audit Committee Chairperson, qualifies as an “audit committee financial expert,” as defined and required by applicable SEC rules and regulations.

The Audit Committee held four regularly-scheduled meetings and three special meetings in 2011 and operates under a written charter adopted by the board of directors. The Audit Committee and the Company’s board of directors annually (or more often as needed) review the charter to ensure it conforms to current laws and practices. This charter is available on the Company’s Internet website (www.salem.cc) and a copy of the charter may be obtained upon written request from the Secretary of the Company. Any information found on the Company’s website is not a part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

The Audit Committee’s responsibilities are generally to assist the board of directors in fulfilling its legal and fiduciary responsibilities relating to accounting, audit and reporting policies and practices of the Company and its subsidiaries. The Audit Committee also, among other things, oversees the Company’s financial reporting process, retains and engages the Company’s independent registered public accounting firm, approves the fees for the Company’s independent registered public accounting firm, monitors and reviews the quality, activities and functions of the Company’s independent registered public accounting firm, and monitors the adequacy of the Company’s operating and internal controls and procedures as reported by management and the Company’s independent registered public accounting firm. The Audit Committee Report set forth later in this Proxy Statement provides additional details about the duties and activities of this committee.

Compensation Committee

As provided under applicable laws and rules, the Company’s board of directors delegates authority for compensation matters to the Compensation Committee of the board of directors. The Compensation Committee’s membership is determined by the board of directors. The Compensation Committee currently consists of Messrs. Davenport (Chairman), Hinz and Riddle, each of whom is independent under the NASDAQ Rules. The Compensation Committee is authorized to review and approve compensation, including non-cash benefits, and severance arrangements for the Company’s Section 16 officers and employees and to approve salaries, remuneration and other forms of additional compensation and benefits as it deems necessary. The Compensation Committee also administers the Company’s Amended and Restated 1999 Stock Incentive Plan (the “Stock Plan”).

The Compensation Committee held three regularly scheduled meetings in 2011. The Compensation Committee meets at least twice annually and at additional times as are necessary or advisable to fulfill its duties and responsibilities.

The role of the Company’s Compensation Committee is to oversee the Company’s compensation and benefit plans and policies, administer the Stock Plan (including reviewing and approving equity grants to elected officers), and review and approve all compensation decisions relating to elected officers, including those for the Company’s Named Executive Officers. In 2011, the actions of the Compensation Committee included: reviewing objective benchmarks and metrics by which a Named Executive Officer’s performance can be measured; and analyzing peer compensation and performance data for comparison with the Company’s Named Executive Officers. The Compensation Committee has delegated limited authority to Edward G. Atsinger III, the Company’s Chief Executive Officer, to grant up to $150,000 of options to purchase the Company’s Class A common stock annually (measured each calendar year without carry-over of unused grant authority from year to year). The $150,000 is calculated at a price equal to the price of the Company’s Class A common stock at the NASDAQ market close on the date the stock options are granted. This delegated authority is subject to prompt notification to the Compensation Committee of the issuance of any such grants and ratification of any such grants at the next regularly scheduled Compensation Committee meeting following the date of such grants.

The Company’s Named Executive Officers do not determine or approve any element or component of their own compensation. The Company’s CEO provides a recommendation to the Compensation Committee for base salary and annual incentive compensation for the Named Executive Officers reporting to him.

The Compensation Committee operates pursuant to a charter that was approved by the board of directors. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee and the Company’s board of directors annually (or more often as needed) review the charter to ensure it conforms to current laws and practices. This charter is available on the Company’s Internet website (www.salem.cc) and a copy of the charter may be obtained from the Secretary of the Company upon written request. Any information found on the Company’s website is not a part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Messrs. Riddle (Chairman), Davenport, Hinz, Venverloh and Weinberg, each of whom is independent under the NASDAQ Rules. The Nominating and Corporate Governance Committee held three regularly scheduled meetings in 2011.

The Nominating and Corporate Governance Committee is authorized to: (a) develop and recommend a set of corporate governance standards to the board of directors for adoption and implementation, (b) identify individuals qualified to become members of the board of directors, (c) recommend that director nominees be elected at the Company’s next annual meeting of stockholders, (d) recommend nominees to serve on each standing committee of the board of directors, (e) lead in the annual review of board performance and evaluation of the board’s effectiveness, (f) ensure that succession planning takes place for the position of chief executive officer and other key Company senior management positions, and (g) analyze, review and, where appropriate, approve all related party transactions to which the Company or its subsidiaries or affiliates are a party, all in accordance with applicable rules and regulations.

To qualify as a nominee for service on the board of directors, a candidate must have sufficient time and resources available to successfully carry out the duties required of a Company board member. The Nominating and Corporate Governance Committee desires to attract and retain highly qualified directors who will diligently execute their responsibilities and enhance their knowledge of the Company’s core businesses and seeks directors who possess some or all of the skills, qualifications and experience described under “Board Composition” in this Proxy Statement.

The Nominating and Corporate Governance Committee implements the Company’s policy regarding stockholder nominations by considering nominees for director positions that are made by the Company’s stockholders. Any stockholder desiring to make such a nomination must submit in writing the name(s) of the recommended nominee(s) to the Secretary of the Company at least 90 days before nor earlier than 120 days prior to the first anniversary of the preceding annual meeting of stockholders. The written submission must also contain biographical information about the proposed nominee, a description of the nominee’s qualifications to serve as a member of the board of directors, and evidence of the nominee’s valid consent to serve as a director of the Company if nominated and duly elected.

The Company’s directors provide oversight of the Company’s management and play a key role in shaping the strategic direction of the Company. Consistent with the Company’s Nominating and Corporate Governance Charter, the Nominating and Corporate Governance Committee considers various criteria in board candidates, including, the skills, qualifications and experience described under “Board Composition” in this Proxy Statement, as well as their appreciation of the Company’s core purpose, core values, and whether they have time available to devote to board activities. The Nominating and Corporate Governance Committee also considers whether a potential nominee would satisfy:

1.	The criteria for director “independence” established by the NASDAQ; and

2.	The SEC’s definition of “audit committee financial expert”.

Whenever a vacancy exists on the board due to expansion of the board’s size or the resignation, retirement or term expiration of an existing director, the Nominating and Corporate Governance Committee identifies and evaluates potential director nominees. The Nominating and Corporate Governance Committee considers recommendations of management, stockholders and others. The Nominating and Corporate Governance Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including approving its fees and other retention terms.

Director candidates are evaluated using the criteria described above and in light of the then-existing composition of the board, including its overall size, structure, backgrounds and areas of expertise of existing directors and the relative mix of independent and employee directors. The Nominating and Corporate Governance Committee also considers the specific needs of the various board committees. The Nominating and Corporate Governance Committee recommends potential director nominees to the full board, and final approval of a candidate for nomination is determined by the full board. This evaluation process is the same for director nominees who are recommended by our stockholders.

The board of directors has adopted a written charter for the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee and the Company’s board of directors annually (or more often as needed) review the charter to ensure it conforms to current laws and practices. This charter is available on the Company’s Internet website (www.salem.cc) and a copy of the charter may be obtained upon written request from the Secretary of the Company. Any information found on the Company’s website is not a part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

The Nominating and Corporate Governance Committee did not receive any recommendations from stockholders proposing candidate(s) for election at the Annual Meeting. None of the directors serving on the Audit Committee, the Compensation Committee, or the Nominating and Corporate Governance Committee are employees of the Company.

Although the board does not have a formal policy on diversity, the Nominating and Corporate Governance Committee and the board review from time-to-time the membership of the board in light of the Company’s operations and strategic objectives and consider whether the current board members possess the requisite skills, experience and perspectives to oversee the achievement of those goals. As part of an annual effectiveness review, the Nominating and Corporate Governance Committee evaluates the diversity of the board composition to ensure that it sufficiently represents a diverse set of background, skills and experience.

Board Leadership Structure

Historically, the Company’s board of directors has had a general policy that the positions of Chairman of the Board and CEO should be held by separate persons as an aid in the board’s oversight of management. This policy has been in effect since the Company began operations. The Chairman of the Board is a full-time senior executive of the Company. The duties of the Chairman of the Board include:

•	presiding over all meetings of the board;

•	preparing the agenda for board meetings in consultation with the CEO and other members of the board;

•	managing the board’s process for annual director self-assessment and evaluation of the board and of the CEO; and

•	presiding over all meetings of stockholders.

The board of directors believes that there are advantages to having a separate Chairman for matters such as communications and relations between the board members, the CEO, and other senior management; in assisting the board in reaching consensus on particular strategies and policies; and in facilitating robust director, board, and CEO evaluation processes. In addition, having separate Chairman and CEO positions permits the CEO to focus on day-to-day business and allows the Chairman to lead the board in its oversight responsibilities. The board currently consists of the Chairman of the board, Mr. Epperson, the Company’s CEO, Mr. Atsinger, and five independent directors. One of Mr. Epperson’s roles is to oversee and manage the board of directors and its functions, including setting meeting agendas and running board meetings. In this regard, Mr. Epperson and the board in their advisory and oversight roles are particularly focused on assisting the CEO and senior management in seeking and adopting successful business strategies and risk management policies, and in making successful choices in management succession.

Board’s Role in Risk Oversight

The Company’s board of directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees. These committees then provide reports to the full board. The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment, and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, legal and compliance, and other risks. The board and its committees oversee risks associated with their respective areas of responsibility, as summarized above.

Director Attendance at Board Meetings and 2011 Annual Meeting of Stockholders

The full board of directors held four regularly-scheduled meetings in 2011. During 2011, each of the Company’s incumbent directors attended (either in person or telephonically) all of the regularly-scheduled meetings of the full board of directors. Mr. Weinberg did not participate in the December 2011 Nominating and Corporate Governance Committee meeting. Mr. Venverloh’s board start date was September 1, 2011, but he was excused from the September 2011 Audit Committee Meeting. The Company encourages, but does not require, that each director attend the Company’s annual meeting of stockholders. In 2011, each of the Company’s then directors attended the 2011 annual meeting of stockholders, except for Mr. Epperson, who did not attend.

Communications between Stockholders and the Board

The Company has historically handled communications between stockholders and the board of directors on an ad hoc basis. No formal policy or process for such communications has been adopted by the Company as of the date of this Proxy Statement. The Company has, however, taken actions to ensure that the views of its stockholders are communicated to the board or one or more of its individual directors, as applicable. The board considers its responsiveness to such communications as timely and exemplary.

Financial Code of Conduct

The Company has adopted a Financial Code of Conduct that applies to each director of the Company, the Company’s CEO, principal financial officer, principal accounting officer, controller and persons performing similar functions. This Financial Code of Conduct has been adopted by the board as a “code of ethics” that satisfies applicable NASDAQ Rules. The Financial Code of Conduct is available on the Company’s Internet website (www.salem.cc) and a copy of the code may be obtained free of charge upon written request from the Secretary of the Company. Any information found on the Company’s website is not a part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

Executive Officers

Set forth below are the executive officers of the Company, together with the positions held by those persons as of April 24, 2012. The executive officers are elected annually and serve at the pleasure of the Company’s board of directors; however, the Company has entered into employment agreements with each of the executive officers listed below. Certain payment provisions contained in the Company’s employment agreements with Messrs. Atsinger, Santrella and Evans are described under the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION – Material Terms of NEO Employment Agreements Providing For Payment to NEOs Upon Termination or Change in Control” below.

Name of Executive Officer	Age	Position(s) Held with the Company
Stuart W. Epperson	75	Chairman of the Board
Edward G. Atsinger III	72	Chief Executive Officer and Director
David P. Santrella	50	President – Radio Division
David A.R. Evans	49	President – New Business Development, Interactive and Publishing
Greg R. Anderson	65	President – Salem Radio Network
Christopher J. Henderson	48	VP, Legal and Human Resources, General Counsel and Secretary
Evan D. Masyr	40	Senior Vice President and Chief Financial Officer

Set forth below is certain information concerning the business experience during the past five years and other relevant experience of each of the individuals named above (excluding Messrs. Atsinger and Epperson, whose business experience is described in the section of this Proxy Statement entitled “THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS—Board of Directors” above).

David P. Santrella

Mr. Santrella was promoted to President - Radio Division of the Company effective January 1, 2010. From October 2008 to December 31, 2009, he served as Operational Vice President over the Company’s Minneapolis, Denver and Colorado Springs clusters in addition to his existing responsibility over the Chicago cluster. From March 2006 to October 2008, Mr. Santrella was the Operational Vice President of Chicago and Milwaukee. In November of 2003, he was given additional oversight responsibility of Milwaukee. Mr. Santrella started with the Company in 2001 as the General Manager of the Company’s Chicago cluster.

David A. R. Evans

Mr. Evans has been President - New Business Development, Interactive and Publishing of the Company since July 2007. Mr. Evans was Executive Vice President—Business Development and Chief Financial Officer of the Company from September 2005 to June 2007. Mr. Evans was Executive Vice President and Chief Financial Officer from September 2003 to September 2005. From 2000 to 2003, Mr. Evans served as the Company’s Senior Vice President and Chief Financial Officer. From 1997 to 2000, Mr. Evans served as Senior Vice President and Managing Director-Europe, Middle East, and Africa of Warner Bros. Consumer Products in London, England. He also served at Warner Bros. Consumer Products in Los Angeles, California, as Senior Vice President-Latin America, International Marketing, Business Development from 1996 to 1997 and Vice President-Worldwide Finance, Operations, and Business Development from 1992 to 1996. From 1990 to 1992, he served as Regional Financial Controller-Europe for Warner Bros. based in London, England. Prior to 1990, Mr. Evans was an audit manager with Ernst & Young LLP in Los Angeles, California and worked as a U.K. Chartered Accountant for Ernst & Young in London, England.

Greg R. Anderson

Mr. Anderson has been President - Salem Radio Network since 1996. From 1993 to 1994, Mr. Anderson was the Vice President – General Manager of this network. Mr. Anderson was employed by Multimedia, Inc. from 1980-1993. After serving as general manager at Multimedia stations in Greenville, South Carolina, Shreveport, Louisiana, and Milwaukee, Wisconsin, he was named Vice President, Operations of the Multimedia radio division in 1987. He was subsequently appointed as Executive Vice President and group head of Multimedia’s radio division.

Christopher J. Henderson

Mr. Henderson has been Vice President, Legal and Human Resources, General Counsel and Corporate Secretary of the Company since March 2008. Mr. Henderson was Vice President, Human Resources of the Company from August 2006 to February 2008. From 2001 to August 2006, Mr. Henderson served as Corporate Counsel for the Company. Prior to joining the Company, Mr. Henderson worked for 13 years as an Attorney for Cooksey, Toolen, Gage, Duffy & Woog, first as a trial attorney and then as a transactional attorney.

Evan D. Masyr

Mr. Masyr has been Senior Vice President and Chief Financial Officer of the Company since July 2007. Mr. Masyr was Vice President—Accounting and Finance of the Company from September 2005 to June 2007. From March 2004 to September 2005, Mr. Masyr was Vice President of Accounting and Corporate Controller of the Company. Prior to that time, Mr. Masyr was Vice President and Corporate Controller of the Company from January 2003 to March 2004. From February 2000 to December 2002, he served as the Company’s Controller. From 1993 to February 2000, Mr. Masyr worked for PricewaterhouseCoopers LLP (formerly, Coopers & Lybrand LLP). Mr. Masyr has been a Certified Public Accountant since 1995.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by the Named Executive Officers for the Company’s fiscal years ended December 31, 2011, and December 31, 2010:

Name and Principal Positions	Salary ($)	Bonus (1) ($)	Option Awards (2) ($)	All Other Compensation (3, 4) ($)	Total ($)
Edward G. Atsinger III Chief Executive Officer (2011)	864,000	255,000	240,600	122,049	1,481,649
Edward G. Atsinger III Chief Executive Officer (2010)	774,000	135,000	345,600	102,405	1,357,005
David A. R. Evans President—New Business Development, Interactive and Publishing (2011)	415,000	155,000	103,680	23,007	696,687
David A. R. Evans President—New Business Development, Interactive and Publishing (2010)	375,000	56,250	103,680	21,095	556,025
David Santrella President—Radio Division (2011)	363,000	103,000	70,175	19,994	556,169

(1)	Amounts set forth in the Bonus column represent bonuses paid by the Company for performance in the prior fiscal year. Bonuses are given at the discretion of the Company and are not earned by Company employees until they are paid.
(2)	Represents the aggregate grant date fair value of option awards granted within the fiscal year in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for stock-based compensation (formerly FAS 123R). These amounts reflect the total grant date fair value for these awards, and do not correspond to the actual cash value that will be recognized by the grantee when received. For a detailed discussion of the assumptions made in the valuation of option awards, please see the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.
(3)	Amounts set forth in the All Other Compensation column consist of the following:

Item	Mr. Atsinger ($)	Mr. Evans ($)	Mr. Santrella ($)
Perquisites and Other Personal Benefits (2011)	108,092	3,013	—
Company Contributions to 401(k) Plan (2011)	—	—	—
Medical, Dental, Life, Vision and Disability Premiums (2011)	13,957	19,994	19,994

TOTAL (2011)	122,049	23,007	19,994

Perquisites and Other Personal Benefits (2010)	89,428	2,526	—
Company Contributions to 401(k) Plan (2010)	—	—	—
Medical, Dental, Life, Vision and Disability Premiums (2010)	12,977	18,569	—

TOTAL (2010)	102,405	21,095	—

(4)	Includes the following perquisites and personal benefits which have been valued by the Company based upon the incremental cost to the Company of providing these perquisites and personal benefits to the Named Executive Officers:

Perquisite or Personal Benefit	Mr. Atsinger ($)	Mr. Evans ($)	Mr. Santrella ($)
Personal Use of Company Vehicle (2011)	10,703	—	—
Split-Dollar Life Insurance Premiums (2011)	85,908	—	—
Supplemental Medical, Travel and Expense Reimbursement (2011)	11,481	—	—
Supplemental Life Insurance Premiums (2011)	—	3,013	—

TOTAL (2011)	108,092	3,013	—

	Mr. Atsinger ($)	Mr. Evans ($)	Mr. Santrella ($)
Personal Use of Company Vehicle (2010)	7,924	—	—
Split-Dollar Life Insurance Premiums (2010)	77,568	—	—
Supplemental Medical, Travel and Expense Reimbursement (2010)	3,936	—	—
Supplemental Life Insurance Premiums (2010)	—	2,526	—

TOTAL (2010)	89,428	2,526	—

Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of December 31, 2011, in respect of outstanding equity awards made to the Company’s NEOs that are exercisable into the Company’s Class A common stock that may be issued under the Stock Plan, the Company’s only existing equity compensation plan.

	Option Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)
Name	Exercisable	Unexercisable		Option Exercise Price ($)	Option Expiration Date

Edward G. Atsinger III	20,000			$ 5.20	3/08/2016

		20,000	(1)	$ 5.20	3/08/2017

		30,000	(2)	$ 2.38	9/28/2017

		20,000	(3)	$ 5.20	3/08/2018

		30,000	(4)	$ 2.38	9/28/2018

		20,000	(5)	$ 5.20	3/08/2019

		30,000	(6)	$ 2.38	9/28/2019

		30,000	(7)	$ 2.38	9/28/2020

David A.R. Evans	6,250			$ 11.80	3/14/2013

	6,250			$ 11.80	3/14/2014

	6,250			$ 11.80	3/14/2015

	6,250			$ 11.80	3/14/2016

	6,000			$ 5.20	3/08/2016

		6,000	(1)	$ 5.20	3/08/2017

		8,750	(2)	$ 2.38	9/28/2017

		6,000	(3)	$ 5.20	3/08/2018

		8,750	(4)	$ 2.38	9/28/2018

		6,000	(5)	$ 5.20	3/08/2019

		8,750	(6)	$ 2.38	9/28/2019

	Option Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)
Name	Exercisable	Unexercisable		Option Exercise Price ($)	Option Expiration Date
		50,000	(8)	$ 2.74	3/07/2020

		8,750	(7)	$ 2.38	9/28/2020

		50,000	(9)	$ 2.74	3/07/2021

David Santrella	500			$ 13.51	3/15/2012

	625			$ 16.75	5/18/2012

	750			$ 11.80	3/14/2013

	500			$ 13.51	3/15/2013

	625			$ 16.75	5/18/2013

	750			$ 11.80	3/14/2014

	500			$ 13.51	3/15/2014

	625			$ 16.75	5/18/2014

	750			$ 11.80	3/14/2015

	500			$ 13.51	3/15/2015

	6,000			$ 3.38	11/03/2015

	750			$ 11.80	3/14/2016

	6,667			$ 0.67	5/04/2016

	6,000			$ 3.38	11/03/2016

		6,666	(10)	$ 0.67	5/04/2017

		8,750	(2)	$ 2.38	9/28/2017

		6,000	(11)	$ 3.38	11/03/2017

		8,750	(4)	$ 2.38	9/28/2018

		6,000	(12)	$ 3.38	11/03/2018

		8,750	(6)	$ 2.38	9/28/2019

		50,000	(7)	$ 2.74	3/07/2020

		8,750	(8)	$ 2.38	9/28/2020

		50,000	(9)	$ 2.74	3/07/2021

(1)	Unexercisable options vest on March 8, 2012.
(2)	Unexercisable options vest on September 28, 2012.
(3)	Unexercisable options vest on March 8, 2013.
(4)	Unexercisable options vest on September 28, 2013.

(5)	Unexercisable options vest on March 8, 2014.
(6)	Unexercisable options vest on September 28, 2014.
(7)	Unexercisable options vest on March 7, 2015.
(8)	Unexercisable options vest on September 28, 2015.
(9)	Unexercisable options vest on March 7, 2016.
(10)	Unexercisable options vest on May 4, 2012.
(11)	Unexercisable options vest on November 3, 2012.
(12)	Unexercisable options vest on November 3, 2013.

The Company’s Nonqualified Deferred Compensation Plan

The Company maintained a non-qualified deferred compensation plan as a benefit for certain designated employees who were within a select group of key management or highly compensated employees. An election to terminate this compensation plan was made by the Company in September 2009, and final distributions of plan funds were made in January 2011, thereby fully and formally terminating the plan.

The primary purpose of this compensation plan was to allow plan participants to defer payment of up to 100% of base salary, commission, bonus compensation, and board fees until retirement or other employment termination. Plan participants could also elect an in-service distribution during a designated calendar year. The plan constituted a fully funded, non-qualified deferred compensation plan.

Material Terms of NEO Employment Agreements Providing For Payment to NEOs upon Termination or Change in Control

Mr. Atsinger’s Employment Agreement

Under the terms of his employment agreement, if Mr. Atsinger’s employment is terminated by reason of death, his estate is entitled to receive: (a) a payment equal to his base salary through the date of termination to the extent not already paid, (b) a prorated portion of his incentive bonus based on his prior year’s incentive bonus, (c) his actual earned incentive bonus for any period not already paid, (d) amounts to which he is entitled under the Company’s benefit plans, (e) immediate, 100% vesting of outstanding unvested stock options and other equity-based awards, and (f) continued coverage of his dependents by the Company’s health benefit plans for a period of twelve months.

If Mr. Atsinger’s employment is terminated upon disability (as defined in his employment agreement), he is entitled to receive: (a) a payment equal to his base salary through the date of termination to the extent not already paid, (b) a severance payment equal to 100% of his then current annual base salary for a period of fifteen (15) months, (c) a prorated portion of his incentive bonus based on his prior year’s incentive bonus, (d) his actual earned incentive bonus for any period not already paid, (e) amounts to which he is entitled under the Company’s benefit plans, and (f) immediate, 100% vesting of outstanding unvested stock options and other equity-based awards.

If Mr. Atsinger’s employment is terminated by the Company without cause (as defined in his employment agreement), he is entitled to receive: (a) a payment equal to his base salary earned but unpaid through the date of termination, (b) a prorated portion of his incentive bonus based on the prior year’s incentive bonus, and any incentive bonus amount earned but not yet paid, and, (c) a payment equal to his then current annual base salary for a period of six months.

With the exception of any continued benefits coverage in the event of the death of Mr. Atsinger, all payments to be made by the Company upon termination of employment to Mr. Atsinger will be lump sum payments.

The employment agreement also contains provisions that: (a) grant the Company a right of first refusal on all corporate opportunities presented to Mr. Atsinger, (b) restrict Mr. Atsinger’s ability to engage in any business that is competitive with the Company’s business for a period of two years following retirement or termination for cause or without good reason, and (c) restrict Mr. Atsinger’s ability to interfere with the business of the Company or solicit Company employees for a period of two years following such retirement or termination. Compliance by Mr. Atsinger with these obligations is a material condition to the Company’s obligation to provide the above termination benefits.

Mr. Evans’ Employment Agreement

Under the terms of his employment agreement, if Mr. Evans’ employment is terminated by reason of death, disability or otherwise for cause (as defined in his employment agreement), he or his estate is entitled to receive: (a) a payment equal to his base salary through the date of termination to the extent not already paid, and (b) his actual earned incentive bonus for any period not already paid.

If Mr. Evans’ employment is terminated by the Company without cause (as defined in his employment agreement), he is also entitled to receive: (a) a payment equal to his base salary earned but unpaid through the date of termination, (b) his actual earned incentive bonus for any period not already paid, (c) a severance payment in an amount equal to the base salary Mr. Evans would have otherwise received for a period of nine (9) months from the date of termination had he remained employed with the Company, and (d) professional outplacement assistance for twelve (12) consecutive months from the termination date.

With the exception of professional outplacement services that would be provided by the Company to Mr. Evans over a one-year period in the event of a termination without cause, all payments to be made by the Company upon termination of employment to Mr. Evans would be lump sum payments.

The employment agreement with Mr. Evans also contains a provision that restricts his ability to interfere with the business of the Company or solicit Company employees for a period of six months following termination of employment for any reason. Compliance by Mr. Evans with these obligations is a material condition to the Company’s obligation to provide the above termination benefits.

Mr. Santrella’s Employment Agreement

Under the terms of his employment agreement, if Mr. Santrella’s employment is terminated by reason of death, disability or otherwise for cause (as defined in his employment agreement), he or his estate is entitled to receive: (a) a payment equal to his base salary accrued through the date of termination to the extent not already paid, and (b) his actual earned incentive bonus for any period not already paid.

If Mr. Santrella’s employment is terminated by the Company without cause (as defined in his employment agreement), he is also entitled to receive: (a) a payment equal to his base salary accrued through the date of termination to the extent not already paid, and (b) a severance payment in an amount equal to the base salary Mr. Santrella would have otherwise received for a period of six (6) months from the date of termination had he remained employed with the Company.

The employment agreement with Mr. Santrella also contains a provision that restricts his ability to interfere with the business of the Company or solicit Company employees for a period of six (6) months following termination of employment for any reason. Compliance by Mr. Santrella with these obligations is a material condition to the Company’s obligation to provide the above termination benefits.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2011, with respect to shares of our Class A common stock that may be issued under the Company’s Stock Plan, our only existing equity compensation plan. The Stock Plan was adopted by our board of directors and approved by our stockholders on May 25, 1999. On March 20, 2003, the board of directors approved an amendment to the Stock Plan to reserve an additional 600,000 shares of the Company’s Class A common stock for issuance under the Stock Plan. The amendment was approved by a vote of the stockholders at the Company’s annual meeting of stockholders held on June 11, 2003. On November 10, 2004 the Company’s stockholders approved an amendment to the Stock Plan to reserve an additional 1,500,000 shares of the Company’s Class A common stock for issuance under the Stock Plan. The amendment was approved by a vote of the stockholders at the Company’s Annual Meeting of Stockholders held on May 18, 2005. On June 3, 2009, by a vote of the stockholders at the Company’s Annual Meeting of Stockholders, an extension of the term of the Stock Plan through May 25, 2019 was approved.

	Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,640,392	$5.01	635,695
Equity compensation plans not approved by security holders	—	—	—

Total	1,640,392	$5.01	635,695

DIRECTOR COMPENSATION

Non-employee directors of the Company receive an annual retainer and fees. The following table sets forth the compensation earned by the Company’s non-employee directors in 2011:

Name	Fees Earned ($)	Stock Awards (1) ($)	Option Awards (2) ($)	TOTAL (3) ($)
David Davenport	47,550	—	—	47,550
Roland S. Hinz	51,875	—	—	51,875
Judge Paul Pressler	19,125			19,125
Richard A. Riddle	53,775	—	—	53,775
Jonathan Venverloh	16,488	—	—	16,488
Dennis M. Weinberg	60,900	—	—	60,900

(1)	No stock awards were made to non-employee directors in 2011. There were no stock award forfeitures by the non-employee directors during the Company’s fiscal year ended December 31, 2011.
(2)	No stock option awards were made to non-employee directors in 2011. There were no option award forfeitures by the non-employee directors during the Company’s fiscal year ended December 31, 2011.
(3)	As of December 31, 2011, the Company’s non-employee directors held the following interests in the Company’s Class A common stock:

Name	Stock Options (#)	Restricted Shares(1) (#)	Shares Owned Outright (#)	Shares Owned Indirectly (#)	TOTAL (#)
David Davenport	1,000	5,000	1,000	— (2)	7,000
Roland S. Hinz	1,000	5,000	13,339	55,244	74,583
Judge Paul Pressler (3)	—	—	14,000	—	14,000
Richard A. Riddle	1,000	5,000	49,891	27,000	82,891
Jonathan Venverloh	—	—	—	—	—
Dennis M. Weinberg	1,000	5,000	30,770	—	36,770

(1)	The restricted shares listed in the above table have vested as September 6, 2007, September 5, 2008, March 11, 2010, and March 3, 2011. All of the restricted grants: (a) are Class A common stock of the Company that entitle the grantee immediately upon vesting the right to vote the shares and to participate in any dividend paid on Class A common stock; and (b) may not be sold or transferred by the grantee after vesting (except to or from a trust established solely for the benefit of grantee or his heirs) until the sooner to occur of the fifth anniversary of the grant date or the date that the grantee ceases for any reason to be a member of the Company’s board of directors.
(2)	Mr. Davenport has transferred 4,000 of his restricted shares to the David and Sally Davenport Living Trust 2/17/1997 and he, thus, holds 4,000 of his 6,000 total restricted shares indirectly.
(3)	Judge Pressler did not stand for re-election at the 2011 Annual Meeting of Stockholders held on June 16, 2011. The share information is reflected as of such date.

The cash compensation paid as of December 31, 2011 to the Company’s non-employee directors (“Designated Directors”) as approved by the Company’s board of directors at the recommendation of the Committee is as follows:

COMPENSATION	AMOUNT	PAYABLE TO	PAYABLE
Annual Retainer	$23,750	Designated Directors	Quarterly

Attendance Fee (Full Company Board)	$2,375	Designated Directors	Per Regularly Scheduled or Noticed Company Board Meeting

Attendance Fee (Board Committee)	$1,475	Designated Director Committee Members	Per Regularly Scheduled or Noticed Committee Meeting

Chairperson Fee (Audit and Compensation Committees)	$1,900	Chairperson of Audit and Compensation Committees	Per Regularly Scheduled or Noticed Committee Meeting

Chairperson Fee (Nominating and Corporate Governance Committee)	$950	Chairperson of Nominating and Corporate Governance Committee	Per Regularly Scheduled or Noticed Committee Meeting

Attendance Fee (Special Committee)	N/A	Special Committee Members	Per Special Committee Meeting or Task

In addition to the above fees, directors are compensated on an ad hoc basis for special committee or subcommittee meetings held or tasks performed by a committee or subcommittee designated by either the full Board of Directors or by a standing committee of the full Board of Directors, with such compensation determined by the establishing body at the time the special committee or subcommittee is established. Designated Directors who are also chairmen of the Company’s board committees shall receive the applicable chairperson fee in addition to a committee attendance fee for each regularly scheduled Company board committee meeting. Designated Directors shall also receive reimbursement for all reasonable out-of-pocket expenses in connection with travel to and attendance at regularly scheduled Company board and board committee meetings.

Company directors who are also employees of the Company (Stuart W. Epperson, Chairman of the Board, and Edward G. Atsinger III, CEO) are not additionally compensated for their services as directors. Compensation for Mr. Atsinger is summarized in the “Summary Compensation Table” appearing in this Proxy Statement under the heading “EXECUTIVE COMPENSATION.”

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission (“SEC”), nor shall any information in this report be incorporated by reference by any general statement into any past or future filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Salem Communications Corporation and its subsidiaries (the “Corporation”) specifically incorporates this information by reference into such filing, and shall not otherwise be deemed filed under such Acts.

The purpose of the Audit Committee (the “Committee”) is to oversee, on behalf of the entire board of directors (the “Board”): (a) the accounting and financial reporting processes of the Corporation, (b) the audits of the Corporation’s financial statements, (c) the qualifications, independence and performance of the public accounting firm engaged as the Corporation’s independent registered public accounting firm to prepare or issue an audit report on the financial statements of the Corporation, and (d) the performance of the Corporation’s internal auditor and independent registered public accounting firm.

The Committee has adopted, and annually reviews, a charter outlining the practices it follows. The charter complies with all current regulatory requirements, including requirements pertaining to the NASDAQ Stock Market listing standards definitions, provisions and applicable exceptions concerning the independence of audit committee members.

In 2011, the Committee held seven meetings, four of which were regularly scheduled and three of which were special meetings. The Committee’s meeting agendas are established by the Committee chairman based upon the Committee’s charter and an annual meeting planner approved by the entire Committee. At each of these meetings, the Committee met with the senior members of the Corporation’s financial management team and General Counsel. Additionally, the Corporation’s internal auditor met with the full Committee at the four regularly scheduled meetings and the independent registered public accounting firm met with the full Committee at the seven meetings. Prior to each regularly scheduled meeting, the Chairman of the Committee also met privately with the Corporation’s independent registered public accounting firm and, separately, with the Corporation’s internal auditor, at which times candid discussions of financial management, accounting and internal control issues took place.

The Committee appointed SingerLewak LLP as the Corporation’s independent registered public accounting firm for the year ended December 31, 2011, and reviewed with the Corporation’s financial managers, the independent registered public accounting firm, and the Corporation’s internal auditor, overall audit scopes and plans, the results of internal and external controls and the quality of the Corporation’s financial reporting.

The Corporation’s management is primarily responsible for the preparation, presentation, and integrity of the Corporation’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. As the Corporation’s independent registered public accounting firm, SingerLewak LLP is responsible for performing an independent audit of the Corporation’s consolidated financial statements in accordance with generally accepted accounting standards and for expressing an opinion on the conformity of the audited financial statements to accounting principles generally accepted in the United States of America.

The Committee has reviewed and discussed with management the Corporation’s audited financial statements as of and for the year ended December 31, 2011. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”).

The Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the rules of the PCAOB and the Committee has discussed with the independent registered public accounting firm that firm’s independence from the Corporation and its management. The Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Corporation is compatible with the auditor’s independence.

Based on the Committee’s reviews and discussions referred to above, the Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011, to be filed with the SEC.

The Audit Committee is currently comprised of Dennis M. Weinberg, Chairman, Roland S. Hinz, Richard A. Riddle and Jonathan Venverloh.

AUDIT COMMITTEE

Dennis M. Weinberg, Chairman

Roland S. Hinz

Richard A. Riddle

Jonathan Venverloh

March 6, 2012

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Class A and Class B common stock as of April 24, 2012 (unless otherwise indicated) by: (a) each person believed by the Company to be the beneficial owner of more than 5% of either class of the outstanding Class A or Class B common stock; (b) each director; (c) each of the Named Executive Officers; and (c) all directors and executive officers as a group.

	Class A Common Stock			Class B Common Stock			% Vote of All Classes of
Name and Address(1)	Number		% Vote(2)	Number		% Vote(2)	Common Stock(2)
Stuart W. Epperson	3,947,085	(3)	21.02%	2,776,848	(4)	50.00%	42.69%
Nancy A. Epperson	1,141,680	(3)	6.08%	2,776,848	(4)	50.00%	38.91%
Edward G. Atsinger III	4,227,730	(5)	22.49%	2,776,848	(5)	50.00%	43.06%
Edward C. Atsinger	1,093,078	(6)	5.83%	—		—	1.47%
David Davenport	7,000	(7)	*	—		—	*
David A.R. Evans	42,800	(8)	*	—		—	*
Roland S. Hinz	74,583	(9)	*	—		—	*
Richard A. Riddle	132,891	(10)	*	—		—	*
David P. Santrella	27,108	(11)	*	—		—	*
Jonathan Venverloh	33,000	(12)	*	—		—	*
Dennis M. Weinberg	59,270	(13)	*	—		—	*
All directors and executive officers as a group (12 persons)	8,656,967		46.15%	5,553,696		100.00%	86.40%
Gamco Asset Management Inc. One Corporate Center Rye, NY 10580	1,088,914	(14)	5.80%	—		—	1.47%
Epperson Children’s Trusts	1,012,520	(15)	5.40%	—		—	1.36%
DG Capital Management, LLC 460 Park Avenue, 13th Floor New York, NY 10022	976,275	(16)	5.20%	—		—	1.31%

*	Less than 1%.
(1)

Except as otherwise indicated, the address for each person is c/o Salem Communications Corporation, 4880 Santa Rosa Road, Camarillo, California 93012. Calculated pursuant to Rule 13d-3(d) under the Exchange Act, shares of Class A common stock not outstanding that are subject to options exercisable by the holder thereof within 60 days of April 24, 2012, are deemed outstanding for the purposes of calculating the number and percentage ownership by such stockholder, but not deemed outstanding for the purpose of calculating the percentage owned by each other stockholder listed. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

(2)

Percentage voting power is based upon 18,761,931 shares of Class A common stock and 5,553,696 shares of Class B common stock all of which were outstanding as of April 24, 2012, and the general voting power of one vote for each share of Class A common stock and ten votes for each share of Class B common stock.

(3)

Includes shares of Class A common stock held by a trust of which Mr. and Mrs. Epperson are trustees and shares held directly by Mr. Epperson. As husband and wife, Mr. and Mrs. Epperson are each deemed to be the beneficial owner of shares held by the other and, therefore their combined beneficial ownership is shown in the table. Includes 17,500 shares of Class A common stock subject to options that are exercisable within 60 days.

(4)	Includes shares of Class B common stock held by a trust of which Mr. and Mrs. Epperson are trustees.
(5)

These shares of Class A and Class B common stock are held by trusts of which Mr. Atsinger is trustee. Includes 40,000 shares of Class A common stock subject to options that are exercisable within 60 days.

(6)

Includes 1,090,078 shares of Class A common stock held in a trust for the benefit of Edward C. Atsinger, who is Edward G. Atsinger III’s son. Edward G. Atsinger III is the trustee of the trust and these shares are included in the shares beneficially owned by Edward G. Atsinger III as reflected in this table. Also includes 3,000 shares of Class A common stock held by a trust for the benefit of Edward C. Atsinger. Edward C. Atsinger and his wife are trustees of the trust. These

3,000 shares are not included in shares beneficially owned by Edward G. Atsinger III as reflected in this table.
(7)

Includes 2,000 shares of Class A common stock held by a trust for which Mr. Davenport is a trustee. Also includes 1,000 shares of Class A common stock subject to options that are exercisable within 60 days.

(8)

Includes 2,450 shares of Class A common stock held by a trust for which Mr. Evans is trustee, 600 shares held in custody for his minor daughter and 2,750 shares held by Mr. Evans’ spouse as a joint tenant with Mr. Evans’ father-in-law. Mr. Evans disclaims beneficial ownership of all of the 2,750 shares of Class A common stock beneficially owned by his father-in-law. Includes 37,000 shares of Class A common stock subject to options that are exercisable within 60 days.

(9)

Includes 1,411 shares held by Mr. Hinz’s wife. Mr. Hinz disclaims beneficial ownership of shares of Class A common stock held by his wife. Also includes 53,833 shares held by a trust for which Mr. Hinz is a trustee and 1,000 shares of Class A common stock subject to stock options that are exercisable within 60 days.

(10)

Includes 27,000 shares of Class A common stock held by a trust for which Mr. Riddle is trustee. Also includes 1,000 shares of Class A common stock subject to stock options that are exercisable within 60 days.

(11)	Includes 25,041 shares of Class A common stock subject to stock options that are exercisable within 60 days.
(12)	The shares of Class A common stock are held by Jonathan and Mehridith Venverloh as trustees of the Ecclesiastes Trust 2004 U/A 11/19/04.
(13)	Includes 1,000 shares of Class A common stock subject to options that are exercisable within 60 days.
(14)	This information is based on the Schedule 13F filed by Gamco Asset Management Inc., with the SEC on February 10, 2012.
(15)

The shares of Class A common stock are held by the Kathryn Epperson Fonville Trust u/d/t 3/31/99, Stuart W. Epperson, Jr. Trust u/d/t 3/31/99, Kristine J. Epperson McBride Trust u/d/t 3/31/99 and Karen Epperson DeNeui Trust u/d/t 3/31/99 (collectively the “Trusts”). There is a voting arrangement in place whereby a majority of the shares held collectively by the Trusts must be voted in order for all the shares of the Trusts to be voted.

(16)

This information is based on the Schedule 13G filed by DG Capital Management, LLC (“DG Capital”) and Dov Gertzulin (“Gertzulin”), with the SEC on March 12, 2012. DG Capital and Gertzulin reported that as of March 12, 2012, they have shared voting and dispositive power with respect to all shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Leases with Principal Stockholders

As of April 24, 2012, Salem leased the studios and tower and antenna sites described in the table below from the Principal Stockholders. All such leases have cost of living adjustments. Based upon management’s assessment and analysis of local market conditions for comparable properties, Salem believes that such leases do not have terms that vary materially from those that would have been available from unaffiliated parties.

Market	Station Call Letters	2011 Annual Rental(1)	2010 Annual Rental(2)	Expiration Date(3)
Leases with both Messrs. Atsinger and Epperson:
Denver-Boulder, CO	KNUS-AM(4)	$25,176	$25,090	2016
Minneapolis-St. Paul, MN	KKMS-AM/KYCR-AM(5)	183,746	179,308	2016
Sacramento, CA	KFIA-AM(4)	116,342	112,972	2016
San Antonio, TX	KSLR-AM(Day site)(4)	43,656	43,656	2017
Los Angeles, CA	KTIE-AM(6)	29,698	29,003	2021
Dallas, TX	KLTY-FM (4)	7,500	—	2020
Houston-Galveston, TX	KNTH-AM(4)	46,200	45,906	2023
Philadelphia, PA	WFIL-AM/WNTP-AM(5)	195,048	193,801	2023
Phoenix, AZ	KPXQ-AM(4)	65,184	64,072	2023
Portland, OR	KPDQ-AM(4)	27,204	26,972	2023
Seattle—Tacoma, WA	KLFE-AM(4)	35,928	35,700	2023
Seattle—Tacoma, WA	KNTS-AM(4)	35,928	35,700	2023
San Antonio, TX	KSLR-AM (Night site)(4)	18,705	18,360	2023
San Francisco, CA	KFAX-AM(4)	223,416	219,303	2023
Orlando, FL	WTLN-AM(4)	80,004	80,004	2045

Subtotal		$1,133,735	$1,109,847

Lease with Mr. Atsinger:
San Diego, CA	KPRZ-AM(4)	160,011	155,351	2028

Total		$1,293,746	$1,265,198

(1)	Annual rent calculated as of December 31, 2011.
(2)	Annual rent calculated as of December 31, 2010.
(3)	The expiration date reported for certain facilities represents the expiration date assuming exercise of all lease term extensions at the Company’s option.
(4)	Antenna/Tower Site.
(5)	Antenna/Tower/Studio Site.
(6)	Office/Studio Site.

Rental expense paid by Salem to Messrs. Atsinger and Epperson or trusts or partnerships created for the benefit of their families for 2011 amounted to approximately $1.3 million. Rental expense paid by Salem to Mr. Atsinger or trusts created for the benefit of his family for 2011 amounted to approximately $0.4 million. Rental expense paid by Salem to Messrs. Atsinger and Epperson or trusts or partnerships created for the benefit of their families for 2010 amounted to approximately $1.3 million. Rental expense paid by Salem to Mr. Atsinger or trusts created for the benefit of his family for 2010 amounted to approximately $0.2 million.

Affiliate Lines of Credit with Principal Stockholders

On November 17, 2011, Salem entered into lines of credit with Edward G. Atsinger III, Chief Executive Officer and director of Salem, and Stuart W. Epperson, Chairman of Salem’s board of directors (the “Affiliate Lenders”). Pursuant to the agreements, Mr. Epperson has committed to provide an unsecured revolving line of credit to Salem in a principal amount of up to $3 million, and Mr. Atsinger has committed to provide an unsecured revolving line of credit in a principal amount of up to

$6 million (together, the “Affiliate Lines of Credit “). The proceeds of the Affiliate Lines of Credit may be used to repurchase a portion of Salem’s outstanding senior secured notes. Outstanding amounts under each Affiliate Line of Credit will bear interest at a rate equal to the lesser of (1) 5% per annum or (2) the maximum rate permitted for subordinated debt under the “Credit Agreement” (as defined below) plus 2% per annum and must be repaid within three months from the time that such amounts are borrowed. The Affiliate Lines of Credit do not contain any covenants. At December 31, 2011, $9.0 million was outstanding under the Affiliate Lines of Credit. As of April 24, 2012, there was no balance outstanding under the Affiliate Lines of Credit. For purposes of this paragraph, the term “Credit Agreement” shall mean that certain Credit Agreement, dated as of December  1, 2009, and as amended, by and between Salem Communications Corporation, as the borrower, and Wells Fargo Bank, N.A.

Radio Stations Owned by the Eppersons

During 2009, 2010 and 2011, Nancy A. Epperson, the wife of the Chairman of the Board, Stuart W. Epperson, served as an officer, director and stockholder of several radio broadcasting entities as follows:

•

Secretary, Treasurer, and a Director of Truth Broadcasting Corporation, licensee of: KTIA-AM, Boone, Iowa; KTIA-FM, Boone, Iowa; KUTR-AM, Taylorsville, Utah; WBZK-AM, York, South Carolina; WCRU-AM, Dallas, North Carolina; WDRU-AM, Creedmoor, North Carolina; WKEW-AM, Greensboro, North Carolina; WPOL-AM, Winston-Salem, North Carolina; WSMX-AM, Winston-Salem, North Carolina; and WTRU-AM, Kernersville, North Carolina. In 2008, Truth Broadcasting Corporation transferred the license for radio station WLVA-AM, Lynchburg, Virginia, to Chesapeake-Portsmouth Broadcasting Corporation, an affiliated corporation whose current licenses are described below.

•

President, a Director and 100% stockholder of Chesapeake-Portsmouth Broadcasting Corporation, licensee of: WBOB-AM, Jacksonville, Florida; WHKT-AM, Portsmouth, Virginia; WLES-AM, Bon Air, Virginia; WLVA-AM, Lynchburg, Virginia (received from Truth Broadcasting Corporation in 2008); WPMH-AM, Portsmouth, Virginia; WRJR-AM, Claremont, Virginia; and WTJZ-AM, Newport News, Virginia.

•

President and a Director of Delmarva Educational Association (“DEA”), licensee of: noncommercial station WAYL-FM, St. Augustine, Florida; noncommercial station WCRJ-FM, Jacksonville, Florida; noncommercial station WTRJ-FM, Orange Park, Florida; WWIP-FM, Cheriton, Virginia. DEA is also a permittee of BNPED-20071022BCX (FM), California, Maryland.

The markets in which these radio stations are located are not currently served by stations owned and operated by the Company. Under his employment agreement, Mr. Epperson is required to offer the Company a right of first refusal of opportunities related to our business.

Radio Stations Owned by Mr. Hinz

During 2009, 2010, and 2011, Mr. Hinz, a Salem director, through companies or entities controlled by him, has and continues to operate the following radio stations in Southern California: (a) KLTX-AM, Long Beach, California, and KEZY-AM, San Bernardino, California (which were acquired from the Company in August 2000 and December 2001, respectively); and (b) KSDO-AM, San Diego, California. These radio stations are formatted in Christian Teaching and Talk programming in the Spanish language.

Truth For Life—Mr. Hinz, Mr. Riddle and Ms. Weinberg

Truth For Life is a non-profit organization that is a customer of Salem. During 2009, 2010 and 2011, Truth For Life paid the company approximately $2.0 million, $2.0 million and $1.9 million, respectively, for airtime on its stations. Mr. Hinz was an active member of the board of directors of Truth for Life during 2009 and through September 2010. Mr. Riddle joined the Truth For Life board in October 2010 and remains a member of this board. Ms. Allyson Weinberg is the wife of Salem’s director Dennis M. Weinberg. Ms. Weinberg joined the board of Truth for Life in April 2011 and remains a member of this board.

Split-Dollar Life Insurance

The company purchased split-dollar life insurance policies for its Chairman and Chief Executive Officer in 1997. During 2011, the then existing policies were cancelled and new policies were entered into. The company is the owner of the policies and is entitled to recover all of the premiums paid on these policies. The company records an asset based on the lower of the aggregate premiums paid or insurance cash surrender value. The premiums were $230,000, for each of the years ended December 31, 2009 and 2010, and $990,000 for the year ended December 31, 2011. As of December 31, 2009, 2010, and 2011 we recorded net assets of $2.4 million, $2.8 million and $1.1 million, respectively. Benefits above and beyond the cumulative premiums paid will go to the beneficiary trusts established by each of the Chairman and Chief Executive Officer.

Transportation Services Supplied by Atsinger Aviation

From time to time, the company rents aircraft from a company that is owned by Edward G. Atsinger III. As approved by the independent members of the company’s board of directors, the company rents these aircraft on an hourly basis at what the company believes are market rates and uses them for general corporate needs. Total rental expense for these aircraft for 2009, 2010 and 2011 amounted to approximately $135,000, $209,000 and $402,000, respectively.

THE COMPANY’S RELATIONSHIP WITH ITS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

The following table summarizes the fees billed by the Company’s current registered public accounting firm, SingerLewak, LLP (“SL”), for professional services rendered during fiscal year 2011 and fiscal year 2010:

	Fees Paid During Year Ended

	December 31, 2011	December 31, 2010
Audit Fees	$396,823	$356,478
Audit-Related Fees	$5,640	$19,470
Tax Fees	$—	$—
All Other Fees	$—	$—
	_________	_________
Total Fees For Services(1)	$402,463	$375,948

(1)	None of the fees listed in the table above were approved by the Audit Committee in reliance on a waiver from pre-approval under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee’s Pre-Approval Policies and Procedures

In accordance with the Audit Committee’s pre-approval policies and procedures and the requirements of applicable law, all services to be provided by SL are pre-approved by the Audit Committee. Pre-approval includes audit services, audit-related services and other permissible non-audit services. Pre-approval is generally provided by the full Audit Committee for up to a year and is detailed as to the particular defined tasks or scope of work and is subject to a specific budget. In some cases, the Audit Committee has delegated authority to the Chairman of the Audit Committee to pre-approve additional services, and any such pre-approvals granted by the Chairman must then be communicated to the full Audit Committee at or prior to the next scheduled Audit Committee meeting. When assessing whether it is appropriate to engage the independent registered public accounting firm to perform a service, the Audit Committee considers, among other things, whether such services are consistent with the independent registered public accounting firm’s independence and whether such services constitute prohibited non-audit functions under Section 201 of the Sarbanes-Oxley Act of 2002. The Audit Committee considered the provision of the services listed in the table above by SL and determined that the provision of such services was compatible with maintaining the independence of SL.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, stockholders of the Company will be asked to vote on the election of eight directors. Two nominees are nominated as “Independent Directors” and shall be elected by the holders of Class A common stock as a class, exclusive of all of the holders of Class B common stock. David Davenport and Richard A. Riddle have been nominated as the Independent Directors. The nominees receiving the highest number of votes of shares entitled to vote for such directors at the Annual Meeting will be elected directors of the Company. To fill these board positions, unless indicated to the contrary, the enclosed proxy will be voted FOR the nominees listed below, as listed on the enclosed proxy card for whom the stockholder is entitled to vote. All directors elected at the Annual Meeting will be elected to a one-year term and will serve until the annual meeting of stockholders to be held in the year 2013 or until their respective successors have been duly elected and qualified.

Set forth below are the names of persons nominated by the Company’s board of directors for election as directors at the Annual Meeting:

Stuart W. Epperson

Edward G. Atsinger III

David Davenport

Roland S. Hinz

Richard A. Riddle

Jonathan Venverloh

Dennis M. Weinberg

Frank Wright

Your proxy, unless otherwise indicated, will be voted FOR each of the directors for whom you are entitled to vote, that is, as a Class A common stock holder FOR Messrs. Epperson, Atsinger, Davenport, Hinz, Riddle, Venverloh, Weinberg and Wright; and as a Class B common stock holder FOR Messrs. Epperson, Atsinger, Hinz, Venverloh, Weinberg and Wright. For a description of the nominees’ principal occupation and business experience during the last five years and present directorships, please see the section of this Proxy Statement entitled “THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS—Board of Directors,” above.

The Company has been advised by each nominee named in this Proxy Statement that he is willing to be named as such herein and is willing to serve as a director if elected. However, if any of the nominees should be unable to serve as a director, the enclosed proxy will be voted in favor of the remainder of those nominees not opposed by the stockholder on such proxy and may be voted for a substitute nominee selected by the board of directors.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting, at which a quorum representing a majority of the voting power of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote, is required to approve Proposal 1. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 1.

PROPOSAL 2

PROPOSAL TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE

1999 STOCK INCENTIVE PLAN

General

On May 29, 1999, the Company adopted the 1999 Stock Incentive Plan, as amended in 2001 and further amended and restated in 2003, 2005 and 2009 (the “Stock Plan”), to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its employees and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company’s stockholders.

The maximum number of shares of Class A common stock (for purpose of Proposal 2, the “Class A Common Stock”) that may be issued pursuant to awards granted under the Stock Plan is currently 3,100,000 (subject to adjustment as set forth in the Stock Plan). As of April 24, 2012, awards covering a total of 2,215,404 shares were outstanding or had been exercised under the Stock Plan and only 32,407 shares remain available for future awards. The Company relies heavily upon the Stock Plan to recruit, retain and reward qualified employees, officers, consultants, advisors and directors, and the board has approved, subject to approval by the Company’s stockholders, an amendment and restatement of the Stock Plan to make available an additional 1,900,000 shares of Class A Common Stock for awards under the Stock Plan (subject to adjustments as set forth in the Stock Plan).

If the stockholders do not approve Proposal 2, and as a consequence, the Company is unable to continue to grant options at competitive levels, we believe that there will be a negative effect to the Company’s ability to meet its needs for highly qualified personnel and to manage future growth. Without these proposed new shares, the current shares available for grant under the Stock Plan will not be sufficient to maintain our current option grant practice for promotions or merit awards for current employees after June 2012.

Interest of Certain Persons in Matters to be Acted Upon

Pursuant to the Stock Plan, each of the directors and executive officers, among others, is eligible to receive awards under the Stock Plan. Participation in the Stock Plan is at the discretion of the Board or its appointed committee and, accordingly, future participation by directors, executive officers and other employees under this Stock Plan is not determinable. However, if this proposal is approved, the maximum number of shares available under the Stock Plan will be increased by 1,900,000 shares.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting, at which a quorum representing a majority of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote, is required to approve the amendment and restatement of the Stock Plan increasing the available shares of Class A Common Stock by 1,900,000.

If we do not obtain stockholder approval, then Salem will not implement the proposed amendment and restatement of the Stock Plan increasing the available shares of Class A Common Stock by 1,900,000. The Stock Plan will, however, remain in effect.

The board of directors believes that the proposed amendment and restatement of the Stock Plan is in the best interests of Salem and our stockholders for the reasons stated above.    THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL 2.

Summary of the 1999 Stock Incentive Plan

The following is a summary of the principal features of the Stock Plan as in effect and as proposed to be amended by Proposal 2. The summary is qualified in its entirety by Proposal 2 and the Stock Plan, a copy of which, as proposed to be amended, is attached as Appendix A to this Proxy Statement.

The Stock Plan is administered by the board or a committee of directors appointed by the board, such committee members meeting the requirement of committee membership required by the Stock Plan (the “Administering Body”). Subject to the express provisions of the Stock Plan, the Administering Body is authorized to interpret and construe the Stock Plan and any documents defining the rights and obligations of the Company and recipients thereunder, to determine all questions arising thereunder, to adopt and amend such rules and regulations for the administration thereof as it may deem desirable, and otherwise to carry out the terms of the Stock Plan and such other documents. The interpretation and construction by the Administering Body of any provisions of the Stock Plan or of any award thereunder will be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to the Stock Plan or any awards thereunder will be within the absolute discretion of the Administering Body and will be conclusive and binding upon all persons.

The Administering Body may from time to time in its discretion select the eligible persons to whom, and the times at which, awards will be granted or sold, the nature of each award, the number of shares of Class A Common Stock or the number of rights that make up or underlie each award, the period for the exercise of each award, and such other terms and conditions applicable to each award as the Administering Body will determine. The Administering Body may grant awards singly, in combination or in tandem with other awards, as it determines in its discretion. The purchase price, exercise price, initial value and any and all other terms and conditions of the awards may be established by the Administering Body without regard to existing awards or other grants.

Persons Eligible to Participate in the Stock Plan

The persons eligible to receive awards under the Stock Plan include directors, officers, employees, consultants, and advisors of the Company and its affiliated entities; provided, however, that Incentive Stock Options (defined below) may be granted only to eligible persons meeting the employment requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the Stock Plan, the term “affiliated entities” means any parent corporation or subsidiary corporation of the Company, as defined in Sections 424(e) and 424(f), respectively, of the IRC.

Awards

Subject to certain limitations specified in the Stock Plan, the Administering Body may, in its discretion, grant to eligible persons any one or more of the following awards under the Stock Plan: stock options, performance awards, restricted stock, stock appreciation rights, stock payments, dividend equivalents, stock bonuses, stock sales, phantom stock, and other stock-based benefits. Each award granted under the Stock Plan will be evidenced by an agreement duly executed on behalf of the Company and by the recipient or, in the Administering Body’s discretion, a confirming memorandum issued by the Company to the recipient, setting forth such terms and conditions applicable to the award as the Administering Body may in its discretion determine. Payment of the exercise price or other payment for an award shall be payable upon the exercise of a stock option or upon other purchase of shares pursuant to an award granted under the Stock Plan and may be made by (i) legal tender of the United States, (ii) shares of Class A Common Stock (if either the underlying agreement or the Administering Body so permit and if the Company is not prohibited from acquiring its shares), or (iii) such other lawful consideration the Administering Body may deem acceptable in any particular instance.

Stock Options

The Administering Body may grant to eligible persons stock options that either qualify as incentive stock options under Section 422 of the IRC (“Incentive Stock Options”) or do not qualify as Incentive Stock Options (“Nonqualified Stock Options”).

Exercise Price.    The exercise price for each stock option will be determined by the Administering Body as of the date such stock option is granted; provided, however, that the exercise price may be no less than (A) the fair market value of the Class A Common Stock subject to the option as of the date the Incentive Stock Option is granted, and (B) in the case of a grant to a Significant Stockholder (defined below), 110% of the fair market value of the Class A Common Stock subject to the option as of the date the Incentive Stock Option is granted. Each stock option and all rights or obligations thereunder will expire on a date determined by the Administering Body, but not later than 10 years after the date the stock option is granted (or five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder, or for Nonqualified Stock Options, such date later than 10 years after the Stock Option is granted as shall be determined in the discretion of the Administering Body), and will be subject to earlier termination as provided in the Stock Plan or the award document. Except as otherwise provided in the Stock Plan, a stock option will become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter will remain exercisable until the expiration or earlier termination of the stock option.

Stock options will be exercisable only in whole shares, and fractional share interests will be disregarded. A stock option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the recipient, together with payment of the exercise price made in accordance with the provisions of the Stock Plan. Notwithstanding any other provision of the Stock Plan, the Administering Body may impose such conditions upon the exercise of stock options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares.

For purposes of the Stock Plan, a “Significant Stockholder” shall mean a stockholder who, at the time a stock option is granted to such individual under the Stock Plan, owns more than 10% of the combined voting power of all classes of stock of the Company or of any parent corporation or subsidiary corporation (after application of the attribution rules set forth in Section 424(d) of the IRC). The Stock Plan requires that each option holder must pay the exercise price of an option granted under the Stock Plan either in cash at the time of exercise or pursuant to a “same-day sale” program developed pursuant to Regulation T of the Federal Reserve Board.

Performance Awards.    The Administering Body may grant to eligible persons awards, payable in Class A Common Stock that vest and become payable over a period of time upon attainment of performance criteria established by the Administering Body in connection with the grant of the awards (“Performance Awards”). The Administering Body, in order to qualify an award as a Performance Award, can condition the grant, award, vesting, or exercisability of such an award on the attainment of a pre-established, objective performance goal. For this purpose, a pre-established, objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earnings before interest, taxes, depreciation and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria. Each Performance Award and all rights or obligations thereunder will expire on a date determined by the Administering Body, and will be subject to earlier termination as provided in the Stock Plan or the award document.

Restricted Stock.    The Administering Body may authorize the grant or sale to eligible persons of Class A Common Stock that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met (“Restricted Stock”). The Administering Body will determine the purchase price (if any) to be paid for the Restricted Stock, the terms of payment, the restrictions upon the Restricted Stock, and when such restrictions will lapse; provided, however, that all shares of Restricted Stock will be subject to the following conditions: (a) the shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire; (b) the Administering Body may require that the certificates representing Restricted Stock remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire; (c) each certificate representing Restricted Stock will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administering Body deems necessary or appropriate to enforce such restrictions; and (d) the Administering Body may impose such other conditions on Restricted Stock as it deems advisable. Subject to any restrictions imposed upon the Restricted Stock, the recipient thereof will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such recipient, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. Unless the Administering Body determines otherwise, upon a recipient’s termination of employment for any reason, all of the recipient’s Restricted Stock remaining subject to restrictions on the date of such termination will be repurchased by the Company at the purchase price paid by the recipient (if any).

Stock Appreciation Rights.    The Administering Body may grant to eligible persons Stock appreciation rights; that is, rights to receive payments measured with reference to the amount by which the fair market value of a specified number of shares of Class A Common Stock appreciates from a specified date (such as the date of grant of the stock appreciation rights) to the date of exercise. The Administering Body has full discretion to determine the form in which payment of a stock appreciation right will be made and to consent to or disapprove the election of a recipient to receive cash in full or partial settlement of a stock appreciation right. Further, the Administering Body may, at the time a stock appreciation right is granted, impose such conditions on the exercise of the stock appreciation right as may be required to satisfy the requirements of Rule 16b-3 under the Exchange Act (or any other comparable provisions in effect at the time or times in question).

Stock appreciation rights granted under the Stock Plan may be related or unrelated to stock options. A stock appreciation right related to a stock option will entitle the holder of the related stock option, upon exercise of the stock appreciation right, to surrender such stock option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such stock appreciation right is exercised, and to receive payment of an amount determined by multiplying (a) the difference obtained by subtracting the exercise price of a share of Class A Common Stock specified in the related stock option from the fair market value of a share of Class A Common Stock on the date of exercise of such stock appreciation right (or as of such other date specified in the instrument evidencing the stock appreciation right), by (b) the number of shares as to which such stock appreciation right is exercised. Such stock option will, to the extent surrendered, then cease to be exercisable. A stock appreciation right granted in connection with a stock option will be exercisable at such time or times, and only to the extent that, the related stock option is exercisable, and will not be transferable except to the extent that such related stock option may be transferable.

The amount payable upon exercise of a stock appreciation right that is unrelated to a stock option will be determined in accordance with the formula described in the preceding paragraph, except that in lieu of the option exercise price specified in the related stock option, the initial base amount specified in the award will be used.

Stock Payments.    The Administering Body may grant stock payments of the Company’s Class A Common Stock to any eligible person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the eligible person in cash.

Dividend Equivalents.    The Administering Body may grant dividend equivalents to any recipient under the Stock Plan who has received a stock option, stock appreciation rights or other award denominated in shares of Class A Common Stock. Such dividend equivalents will entitle the holders thereof to receive from the Company during the applicable dividend period (as defined in the Stock Plan) payments equivalent to the amount of dividends payable to holders of the number of shares of Class A Common Stock underlying such stock option, stock appreciation rights or other award. Dividend equivalents may be paid in cash, Class A Common Stock or other awards; and the amount of dividend equivalents paid other than in cash will be determined by the Administering Body by application of such formula as the Administering Body may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the dividend equivalent. Dividend equivalents will be computed as of each dividend record date and will be payable to recipients thereof at such time as the Administering Body may determine.

Stock Bonuses.    The Administering Body may issue shares of Class A Common Stock to eligible persons as bonuses for services rendered or for any other valid consideration on such terms and conditions as the Administering Body may determine.

Stock Sales.    The Administering Body may sell to eligible persons shares of Class A Common Stock on such terms and conditions as the Administering Body may determine.

Phantom Stock.    The Administering Body may grant to eligible persons awards of phantom stock; that is, a cash bonus granted under the Stock Plan measured by the fair market value of a specified number of shares of Class A Common Stock on a specified date, or measured by the excess of such fair market value over a specified minimum, which may but need not include a dividend equivalent.

Other Stock-Based Benefits.    The Administering Body may grant to eligible persons other stock-based benefits not otherwise described above that (a) by their terms might involve the issuance or sale of Class A Common Stock or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Class A Common Stock.

Prohibition on Option Repricing

The Stock Plan expressly provides that the Administering Body may not reduce or lower the exercise price, purchase price or initial value of stock options after they have been granted.

Award Limits

In order for the compensation attributable to awards granted under the Stock Plan to qualify as performance-based compensation (as defined in the Stock Plan), no one eligible person will be granted any awards with respect to more than 100,000 shares of Class A Common Stock in any one calendar year. This limitation is subject to adjustment as set forth in the Stock Plan, but only to the extent such adjustment would not affect the status of compensation attributable to awards as performance-based compensation. Further, the aggregate fair market value (determined as of the date of grant) of the Class A Common Stock for which one or more Incentive Stock Options granted to any one eligible person under the Stock Plan (or any other option plan of the Company or any of its affiliated entities) may for the first time become exercisable during any one calendar year will not exceed $100,000.

Stock Plan Effectiveness and Duration

The Stock Plan became effective as of May 25, 1999 (the “Effective Date”), and pursuant to an amendment approved June 3, 2009, will continue in effect until May 25, 2019 (the “Stock Plan Term”), at which time the Stock Plan will automatically terminate. Notwithstanding the foregoing, each award properly granted under the Stock Plan during the Stock Plan Term will remain in effect after termination of the Stock Plan until such award has been exercised, terminated or expired in accordance with its terms and the terms of the Stock Plan.

Amendment and Termination

The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue the Stock Plan or revise or amend it in any respect whatsoever, and the Stock Plan as so revised or amended will govern all awards thereunder, including those granted before such revision or amendment; provided, however , that no such revision or amendment will alter, impair or diminish any rights or obligations under any award previously granted under the Stock Plan without the written consent of the recipient to whom such award was granted. Without limiting the generality of the foregoing, the Administering Body is authorized to amend the Stock Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act, the IRC (or any rules or regulations promulgated thereunder) or the rules of any exchange or inter-dealer quotation system upon which the Class A Common Stock is listed or traded. No stockholder approval of any amendment or revision shall be required unless (a) such approval is required by the Stock Plan or by applicable law, rule or regulation, or (b) an amendment or revision to the Stock Plan would materially increase the number of shares subject to the Stock Plan (as adjusted under the Stock Plan), materially modify the requirements as to eligibility for participation in the Stock Plan, extend the final date upon which awards may be granted under the Stock Plan, or otherwise materially increase the benefits accruing to recipients in a manner not specifically contemplated herein, or affect the Stock Plan’s compliance with Rule 16b-3 or applicable provisions of or regulations under the IRC, and stockholder approval of the amendment or revision is required to comply with Rule 16b-3 or applicable provisions of or rules under the IRC.

Restrictions on Transferability

No award granted under the Stock Plan will be assignable or transferable except (a) by will or by the laws of descent and distribution, (b) subject to the final sentence of this paragraph, upon dissolution of marriage pursuant to a qualified domestic relations order, or (c) in the discretion of the Administering Body and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of a recipient, an award granted to such person will be exercisable only by the recipient (or the recipient’s permitted transferee) or such person’s guardian or legal representative. Notwithstanding the foregoing, (i) no award owned by a recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and (ii) Incentive Stock Options (or other awards subject to transfer restrictions under the IRC) may not be assigned, transferred or exercisable in violation of Section 422(b)(5) of the IRC (or any comparable or successor provision) or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

Stock Subject to the Stock Plan

Subject to stockholder approval of this Proposal 2, there will be 1,932,407 shares of Class A common stock available for issuance under the Stock Plan. If options granted under the Stock Plan expire or otherwise terminate without being exercised, the Class A Common Stock not purchased pursuant to such options again becomes available for issuance under the Stock Plan.

Governing Law

The Stock Plan is governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

Federal Income Tax Consequences

General.    The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by the Company is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of stock options under foreign, state and/or local tax laws, and such tax laws may not correspond to the federal tax treatment described herein. The exact federal income tax treatment of transactions under the Stock

Plan will vary depending on the specific facts and circumstances involved. Accordingly, individuals eligible to receive or exercise awards should consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares prior to engaging in any transaction related to any award.

Stock options granted under the Stock Plan are not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and are not qualified under Section 401(a) of the IRC.

Incentive Stock Options.    Stock options granted under the Stock Plan may qualify as Incentive Stock Options within the meaning of Section 422 of the IRC. If an optionee exercises an Incentive Stock Option in accordance with its terms and does not dispose of the shares acquired within two years from the date of the grant of the Incentive Stock Option nor within one year from the date of exercise (the “Required Holding Periods”), an optionee generally will not be subject to regular federal income tax, and the Company will not be entitled to any deduction, on either the grant or the exercise of an Incentive Stock Option. An optionee’s basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided an optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, an optionee’s gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of an optionee’s gain or loss will be the difference between the amount realized on the disposition of the shares and the optionee’s basis in the shares.

If, however, an optionee disposes of the acquired shares at any time prior to the expiration of the Required Holding Periods, then (subject to certain exceptions), the optionee will recognize ordinary income at the time of such disposition which will equal the excess, if any, of the lesser of (a) the amount realized on such disposition or (b) the fair market value of the shares on the date of exercise, over the optionee’s basis in the shares. the Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by an optionee. Any gain in excess of such ordinary income amount will be a short-term or long-term capital gain, depending on the optionee’s holding period. If an optionee disposes of such shares for less than the optionee’s basis in the shares, the difference between the amount realized and the optionee’s basis will be short-term or long-term capital loss, depending upon the holding period of the shares.

The excess of the fair market value of the shares acquired on the exercise date of an Incentive Stock Option over the exercise price of such option generally is required to be included in the optionee’s alternative minimum taxable income for the year in which the option is exercised and, accordingly, may subject an optionee to the alternative minimum tax. See “Special Rules for Insiders,” below.

Nonqualified Stock Options.    In general, there are no tax consequences to the optionee or to the Company on the grant of a stock option which does not qualify as an incentive stock option (a “Nonqualified Stock Option”). On exercise, however, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the shares as of the exercise date over the purchase price paid for such shares, and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. See “Special Rules for Insiders,” below. Upon a subsequent disposition of the shares received under a nonqualified stock option, the difference between the amount realized on such disposition and the fair market value of the shares on the date of exercise generally will be treated as a capital gain or loss.

Special Rules for Insiders.    If an optionee is a director, officer or stockholder subject to Section 16 of the Exchange Act (an “Insider”) and exercises an option within six months of the date of grant, the timing of the recognition of any ordinary income should be deferred until (and the amount of ordinary income should be determined based on the fair market value (or sales price in the case of a disposition) of the Class A Common Stock upon) the earlier of the following two dates: (i) six months after the date of grant or (ii) a disposition of the Class A Common Stock, unless the Insider makes an election under Section 83(b) of the IRC (an “83(b) Election”) within 30 days after exercise to recognize ordinary income based on the value of the Class A Common Stock on the date of exercise. In addition, special rules apply to an Insider who exercises an option having an exercise price greater than the fair market value of the underlying Class A Common Stock on the date of exercise.

Performance Awards and Stock Appreciation Rights.    Generally, the recipient of a Performance Award or a holder of a stock appreciation rights will recognize ordinary income equal to the amount paid by the Company under either arrangement on the date the recipient or holder receives payment from the Company. If the Company places a limit on the amount that will be payable under an stock appreciation rights, the holder may recognize ordinary income equal to the value of the holder’s right under the stock appreciation rights at the time the value of such right equals such limit and the stock appreciation rights is exercisable. The Company will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the recipient or holder.

Restricted Stock.    Unless the recipient makes an 83(b) Election within 30 days after the receipt of the restricted stock, the recipient is not taxed and the Company is not entitled to a deduction until the restriction lapses, and at that time the recipient will recognize ordinary income equal to the difference between the then fair market value of the Class A Common Stock and the amount, if any, paid by the recipient for the Class A Common Stock, and the recipient’s tax basis in the Class A Common Stock will equal the then fair market value of the Class A Common Stock. If the recipient makes a timely 83(b) Election, the recipient will recognize ordinary income at the time of the election equal to the difference between the fair market value of the restricted stock on the date of grant and the amount, if any, paid by the recipient for the Class A Common Stock, and the recipient’s tax basis in the Class A Common Stock will equal the fair market value of the Class A Common Stock on the grant date. Any subsequent sale of the Class A Common Stock by the recipient generally will, depending upon the length of the holding period beginning just after the date the restriction on the Class A Common Stock lapses or where an 83(b) Election is made just after the grant date, be treated as long or short term capital gain (loss) equal to the difference between the sale price (the recipient’s tax basis) and the recipient’s tax basis (sale price). The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the recipient.

Miscellaneous Tax Issues.    An award may be granted under the Stock Plan that does not fall clearly into one of the categories described above. The federal income tax treatment of such an award will depend upon the specific terms of such award. In such case, the recipient should consult his or her tax advisor regarding the tax treatment applicable to such award.

Generally, the Company will be required to make arrangements for withholding applicable taxes with respect to any ordinary income recognized by a participant in connection with an award made under the Stock Plan.

With certain exceptions, an individual may not deduct investment-related interest to the extent such interest exceeds the individual’s net investment income for the year. Investment interest generally includes interest paid on indebtedness incurred to purchase shares of Class A Common Stock. Interest disallowed under this rule may be carried forward to and deducted in later years, subject to the same limitations.

Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award or applicable withholding tax obligations under the Stock Plan by delivering previously owned shares of Class A Common Stock or by reducing the amount of shares otherwise issuable pursuant to the award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired. A recipient should consult his or her tax advisor regarding the tax consequences associated with using previously owned shares of Class A Common Stock or reducing the amount of shares issuable pursuant to the award for the foregoing purposes.

The terms of the agreements pursuant to which specific awards are made to employees under the Stock Plan may provide for accelerated vesting or payment of an award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the IRC. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any “excess parachute payments” and the Company will be denied any deduction with respect to such payment. A recipient of an award should consult his or her tax advisor as to whether accelerated vesting of an award in connection with a change of ownership or control of the Company would give rise to an excess parachute payment.

Company Withholdings and Information Reports

If an award recipient is an employee of the Company, withholdings required to be made by the Company with respect to ordinary compensation income recognized under stock options ordinarily will be accomplished by withholding the required amount from other cash compensation due from the Company to the employee, by having the employee pay to the Company the required withholding amount, or by such other permissible methods as the Company may deem appropriate. Whether or not such withholdings are required, the Company will make such information reports to the Internal Revenue Service as may be required with respect to any income (whether or not that of an employee) attributable to transactions involving stock options.

Plan Benefits

The following table sets forth, to the extent determinable, the benefits under the Plan that have been received by each of the following as of April 24, 2012: (i) our Chief Executive Officer and two most highly compensated executive officers other than the CEO who were serving as executive officers at the end of the 2011 fiscal year; (ii) all current executive officers, as a group; (iii) our directors who are not executive officers, as a group; and (iv) all other employees, including all current officers who are not executive officers, as a group.

Amended and Restated 1999 Stock Incentive Plan

Name and Position	Number of Shares (1)

Edward G. Atsinger III Chief Executive Officer and Director	—
David A.R. Evans President – New Business Development, Interactive and Publishing	100,000	(2)
David P. Santrella President – Radio Division	100,000	(2)
Executive Group (7 persons) (3)	350,000
Non-Executive Director Group (5 persons)	50,000	(4)
Non-Executive Officer Employee Group (approximately 1,423 persons)	276,000	(5)

(1)	The Compensation Committee made a grant of stock options to officers and other employees on March 7, 2012. Additional grants during 2012, if any, are not determinable at this time.
(2)	Each of these stock options was granted on March 7, 2012 with an exercise price for each share of $2.74.
(3)	This group consists of 7 persons, including each of the named executive officers listed above.
(4)	This figure includes the following: (a) options to purchase 5,000 shares of the Company’s class A common stock granted on January 12, 2012 with an exercise price for each share of $2.50 and (b) options to purchase 621,000 shares of the Company’s class A common stock granted on March 7, 2012 with an exercise price for each share of $2.74.
(5)	Determined as of April 24, 2012 and excluding executive group listed above.

PROPOSAL 3

PROPOSAL TO RATIFY THE APPOINTMENT OF

SINGERLEWAK LLP AS THE

COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s board of directors has selected SingerLewak LLP to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2012. SingerLewak LLP has served as the Company’s independent auditor since June 2007. A representative of SingerLewak LLP is expected to attend the Annual Meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.

Reasons for the Proposal

Selection of the Company’s independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the board of directors is seeking ratification of its selection of SingerLewak LLP as a matter of further involving the Company’s stockholders in its corporate affairs. If the stockholders do not ratify this selection, management and the board of directors will reconsider its selection of SingerLewak LLP and will either continue to retain this firm or appoint new independent registered public accounting firm upon recommendation of the Audit Committee. Even if the selection is ratified, the Audit Committee or our board of directors, in their discretion, may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting, at which a quorum representing a majority of the voting power of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote, is required to approve Proposal 3. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 3.

STOCKHOLDERS’ PROPOSALS FOR 2013 PROXY STATEMENT

Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company’s proxy solicitation materials relating to the Company’s 2013 Annual Meeting of Stockholders must, in addition to other applicable requirements, give notice of such proposal in writing to the Secretary of the Company at its principal executive offices and such notice must be received on or before January 4, 2013. The proposal may be included in next year’s proxy statement if it complies with certain rules and regulations promulgated by the SEC. Proposals must be submitted in accordance with the Company’s Bylaws and comply with SEC regulations promulgated pursuant to Rule 14a-8 of the Exchange Act.

OTHER MATTERS

At the time of preparation of this Proxy Statement, the board of directors of the Company was not aware of any other matters to be brought before the Annual Meeting. No eligible stockholder had submitted notice of any proposal 90 days before the date of the Annual Meeting. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

If a stockholder desires to have a proposal presented at the Company’s annual meeting of stockholders in 2013 and the proposal is not intended to be included in the Company’s related 2013 proxy solicitation materials, the stockholder must give advance notice to the Company in accordance with the Company’s Bylaws. Pursuant to the Company’s Bylaws, only such business shall be conducted, and only such proposals shall be acted upon at an annual meeting of stockholders as are properly brought before the meeting. For business to be properly brought before an annual meeting by a stockholder, in addition to any other applicable requirements, timely notice of the matter must first be given to the Secretary. To be timely, a stockholder’s written notice must be delivered to the Secretary at the Company’s principal executive offices not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding annual meeting; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, then notice of the stockholder proposal must be delivered to the Secretary not earlier than the 120th day nor later than the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. If such proposal is for a nominee for director, such stockholder’s notice must set forth with respect to such director nominee all of the information relating to such person that is required to be disclosed in solicitations for elections of directors under the rules of the SEC; for any stockholder proposal, the notice must comply with Section 2.2 of Article II of the Company’s Bylaws (a copy of which is available upon request to the Secretary of the Company), which section requires that the notice contain a brief description of such proposal and the reasons for conducting such business at the annual meeting, the name and address, as they appear on the Company’s books, of the stockholder making such proposal, the number of shares of Class A common stock and Class B common stock beneficially owned by such stockholder and any material interest of such stockholder in such proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder and applicable requirements of NASDAQ, officers and directors of the Company and persons who beneficially own more than 10% of the common stock of the Company are required to: (a) report their initial ownership and change in ownership with respect to all equity securities of the Company; and (b) furnish such reports to the Company.

Based solely on its review of the copies of such reports received by it during or with respect to the year ended December 31, 2011, and/or written representations from such reporting persons, the Company believes that its officers, directors and more than ten-percent stockholders complied with all Section 16(a) filing requirements applicable to such individuals, except as follows: (i) Stuart W. Epperson inadvertently failed to timely report an open market purchase of Class A Common Stock on Form 4 which occurred on November 30, 2011 (this transaction was accounted for on the Form 5 filed by Mr. Epperson on February 14, 2012).

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K to Stockholders for the year ended December 31, 2011, including audited financial statements, is being made available to stockholders along with these proxy materials, but such Annual Report is not incorporated herein and is not deemed to be a part of this Proxy Statement. The Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC (without exhibits) is available to stockholders via the Company’s Internet website (www.salem.cc) or without charge on written request to the Company. Exhibits to the Annual Report on Form 10-K may be obtained from the Company upon payment of the Company’s reasonable expenses to furnish such exhibits. To obtain any of these materials, contact Christopher J. Henderson, Secretary, Salem Communications Corporation, 4880 Santa Rosa Road, Camarillo, California 93012.

By order of the board of directors,

CHRISTOPHER J. HENDERSON
Secretary

Camarillo, California

May 4, 2012

PLEASE VOTE YOUR SHARES ON-LINE, BY TELEPHONE OR BY SIGNING, DATING AND

RETURNING THE ENCLOSED PROXY CARD TODAY.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

If you have any questions, or have any difficulty voting your shares, please telephone Christopher J. Henderson of Salem at (805) 987-0400.

Appendix A

AMENDED AND RESTATED

SALEM COMMUNICATIONS CORPORATION

1999 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED

THROUGH JUNE 22, 2012)

ARTICLE I PURPOSE OF PLAN	A-1
ARTICLE II EFFECTIVE DATE AND TERM OF PLAN	A-1
2.1 Term of Plan	A-1
2.2 Effect on Awards	A-1
2.3 Stockholder Approval	A-1

ARTICLE III SHARES SUBJECT TO PLAN	A-1
3.1 Number of Shares	A-1
3.2 Source of Shares	A-1
3.3 Availability of Unused Shares	A-1
3.4 Adjustment Provisions	A-2
(a) Adjustments	A-2
(b) No Fractional Interests	A-2
(c) Adjustments Related to Company Stock	A-2
(d) Right to Make Adjustment	A-2
(e) Limitations	A-2
3.5 Reservation of Shares	A-2
ARTICLE IV ADMINISTRATION OF PLAN	A-2
4.1 Administering Body	A-2
(a) Plan Administration	A-2
(b) Administration by Committee	A-2
4.2 Authority of Administering Body	A-3
(a) Authority to Interpret Plan	A-3
(b) Authority to Grant Awards	A-3
(c) Procedures	A-3
4.3 No Liability	A-3
4.4 Amendments	A-4
(a) Plan Amendment	A-4
(b) Award Amendments	A-4
(c) Limitation	A-4
4.5 Other Compensation Plans	A-4
4.6 Plan Binding on Successors	A-4
4.7 References to Successor Statutes, Regulations and Rules	A-4
4.8 Issuances for Compensation Purposes Only	A-4
4.9 Invalid Provisions	A-4
4.10 Governing Law	A-4
4.11 Interpretation	A-4
ARTICLE V GENERAL AWARD PROVISIONS	A-5
5.1 Participation in the Plan	A-5
(a) Eligibility to Receive Awards	A-5
(b) Eligibility to Receive Incentive Stock Options	A-5
(c) Awards to Certain Eligible Persons	A-5
5.2 Award Documents	A-5
5.3 Exercise of Stock Options	A-5
5.4 Payment For Awards	A-5
(a) Payment of Exercise Price	A-5
(b) Company Assistance	A-5
(c) Cashless Exercise	A-6

i

(d) No Precedent	A-6
5.5 No Employment Rights	A-6
5.6 Restrictions Under Applicable Laws and Regulations	A-6
(a) Consents, Approvals	A-6
(b) No Registration Obligation; Recipient Representations	A-6
5.7 Additional Conditions	A-7
5.8 No Privileges of Stock Ownership	A-7
5.9 Nonassignability	A-7
5.10 Information to Recipients	A-7
5.11 Withholding Taxes	A-8
5.12 Legends on Awards and Stock Certificates	A-8
5.13 Effect of Termination of Employment on Awards	A-8
(a) Termination of Vesting	A-8
(b) Alteration of Vesting and Exercise Periods	A-8
(c) Leave of Absence	A-8
5.14 Limits on Awards to Certain Eligible Persons	A-8
5.15 Lock-Up Agreements	A-8
ARTICLE VI AWARDS	A-9
6.1 Stock Options	A-9
(a) Nature of Stock Options	A-9
(b) Option Exercise Price	A-9
(c) Option Period and Vesting	A-9
(d) Termination	A-9
(e) Special Provisions Regarding Incentive Stock Options	A-9
6.2 Performance Awards	A-10
(a) Grant of Performance Awards	A-10
(b) Payment of Performance Awards	A-10
6.3 Restricted Stock	A-10
(a) Award of Restricted Stock	A-10
(b) Requirements of Restricted Stock	A-10
(i) No Transfer	A-10
(ii) Certificates	A-10
(iii) Restrictive Legends	A-11
(iv) Other Restrictions	A-11
(c) Lapse of Restrictions	A-11
(d) Rights of Recipient	A-11
(e) Termination of Employment	A-11
6.4 Stock Appreciation Rights	A-11
(a) Granting of Stock Appreciation Rights	A-11
(b) Stock Appreciation Rights Related to Options	A-11
(c) Stock Appreciation Rights Unrelated to Options	A-12
(d) Limits	A-12
(e) Payments	A-12
6.5 Stock Payments	A-12
6.6 Dividend Equivalents	A-12
6.7 Stock Bonuses	A-12
6.8 Stock Sales	A-12
6.9 Phantom Stock	A-12
6.10 Other Stock-Based Benefits	A-12
6.11 Termination of Employment	A-12

ii

ARTICLE VII REORGANIZATIONS	A-13
7.1 Corporate Transactions Not Involving a Change in Control	A-13
7.2 Corporate Transactions Involving a Change in Control	A-13
ARTICLE VIII DEFINITIONS	A-13

iii

AMENDED AND RESTATED

SALEM COMMUNICATIONS CORPORATION

1999 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED THROUGH JUNE 22, 2012)

ARTICLE I

PURPOSE OF PLAN

The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate employees and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company’s stockholders. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article VIII.

ARTICLE II

EFFECTIVE DATE AND TERM OF PLAN

2.1 Term of Plan. This Plan became effective as of the Effective Date and will continue in effect until the earlier of (a) the Expiration Date or (b) the date of any Plan termination pursuant to the provisions of Section 7.2, at which time this Plan shall automatically terminate.

2.2 Effect on Awards. Awards may be granted only during the Plan Term, but each Award granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

2.3 Stockholder Approval. This Plan was initially approved by the Company’s stockholders within 12 months after the Effective Date. The Second Amendment to the Plan was approved by Company’s stockholders on June 11, 2003. The Third Amendment to the Plan was approved by the Company’s stockholders on May 18, 2005. The Fourth Amendment to the Plan was approved by the Company’s stockholders on June 3, 2009. The Fifth Amendment to the Plan was submitted for approval by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on June 22, 2012. The effectiveness of any Awards granted contingent upon stockholder approval of the Plan or any amendment to the Plan is subject to such stockholder approval.

ARTICLE III

SHARES SUBJECT TO PLAN

3.1 Number of Shares. The maximum number of shares of Common Stock that may be issued pursuant to Awards shall be 5,000,000, subject to adjustment as set forth in Section 3.4.

3.2 Source of Shares. The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including, without limitation, shares purchased on the open market.

3.3 Availability of Unused Shares. Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to the this Plan or terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan.

However, if the exercise price of, or withholding taxes incurred in connection with, an Award is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable pursuant to Awards are withheld by the Company in satisfaction of an exercise price or the withholding taxes incurred in connection with any exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan will be reduced by the gross number of shares for which the Award is exercised or for which the Award vests, as applicable, and not by the net number of shares of Common Stock issued to the holder of such Award.

3.4 Adjustment Provisions.

(a) Adjustments. If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), including without limitation through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or similar transaction, then, subject to Section 7.2, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares subject to this Plan as provided in Section 3.1, (ii) the number and kind of shares or other securities subject to then outstanding Awards, and (iii) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards.

(b) No Fractional Interests. No fractional interests will be issued under this Plan resulting from any adjustments.

(c) Adjustments Related to Company Stock. To the extent any adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administering Body, whose determination in that respect shall be final, binding and conclusive.

(d) Right to Make Adjustment. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(e) Limitations. No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment either (i) would not cause such Option to lose its status as an Incentive Stock Option or (ii) is agreed to in writing by the Administering Body and the Recipient.

3.5 Reservation of Shares. The Company will at all times reserve and keep available a number of shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to then outstanding Awards.

ARTICLE IV

ADMINISTRATION OF PLAN

4.1 Administering Body.

(a) Plan Administration. This Plan shall be administered by the Board or by a Committee of the Board appointed pursuant to Section 4.1(b).

(b) Administration by Committee. The Board in its sole discretion may from time to time appoint a Committee (which may be a subcommittee of an existing committee of the Board) of not less than two Board members to administer this Plan and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan. As long as the Board has delegated authority to administer this Plan to the Committee and the Company has a class of equity securities registered under Section 12 of the Exchange Act, this Plan may be administered by the Committee comprised of not less than two (2) Board members appointed by the Board in its sole discretion from time to time, each of whom is (i) a Non-Employee Director, and (ii) in addition, if Awards are to be made to persons subject to Section 162(m) of the IRC and such Awards are intended to constitute Performance-Based Compensation, then each member of the Compensation Committee shall, in addition to being a Non-Employee Director, be an “outside director” as defined in the regulations adopted under Section 162(m) of the IRC. The Board may from time to time increase or decrease (but not below two) the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. The Board may disband the Committee at any time and revest in the Board the administration of this Plan.

4.2 Authority of Administering Body.

(a) Authority to Interpret Plan. Subject to the express provisions of this Plan, the Administering Body shall have the power to implement (including the power to delegate such implementation to appropriate officers of the Company), interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administering Body of any provisions of this Plan or of any Award or Award Document shall be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to this Plan or any Award or Award Document shall be within the absolute discretion of the Administering Body and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administering Body may act in its absolute discretion in matters related to this Plan and any and all Awards and Award Documents.

(b) Authority to Grant Awards. Subject to the express provisions of this Plan, the Administering Body may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Awards shall be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administering Body shall determine. The Administering Body may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of whether such prior Awards or such other grants are still outstanding, have previously been exercised as a whole or in part, or are canceled in connection with the issuance of new Awards. The Administering Body may grant Awards singly, in combination or in tandem with other Awards, as it determines in its discretion. The purchase price, exercise price, initial value and any and all other terms and conditions of the Awards may be established by the Administering Body without regard to existing Awards or other grants; provided, however, that the purchase price, exercise price, and initial value of any existing Award shall not be re-priced or modified by the Administering Body unless all such modifications are approved by the duly authorized vote of a majority of all outstanding shares of the Company as of the date said modification to any existing Award(s) is authorized by the Administering Body. The Administering Body may from time to time delegate authority to the Chief Executive Officer of the Company to grant Awards under this Plan, such authority shall not extend to (a) authority to grant Stock Options covering more than $150,000 of Common Stock annually (measured each calendar year without carry over of unused grant authority from year to year), subject to the Chief Executive Officer seeking ratification of each such grant at the next regularly scheduled meeting of the Compensation Committee of the Board of Directors, with the $150,000 being calculated at a price equal to the price of the Common Stock at the NASDAQ market close on the date the Stock Options are granted, (b) any Awards granted at less than Fair Market Value, (c) any Awards vesting in less than one year from the date of grant or (d) Awards to directors or executive officers of the Company who are (or would as of the date of the Award become) subject to Section 16 of the Exchange Act. The Administering Body may designate the Secretary of the Company or other Company employees to assist the Administering Body in the administration of the Plan, and may grant authority to such persons to execute Award Documents evidencing Awards made under this Plan or other documents entered into under this Plan on behalf of the Administering Body or the Company.

(c) Procedures. Subject to the Company’s Charter or bylaws or any Board resolution conferring authority on the Committee, any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Committee and consists of two members, then actions of the Administering Body must be unanimous, and (ii) if the Administering Body is the Board, actions taken by the Board shall be valid if approved in accordance with applicable law.

4.3 No Liability. No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith of such member.

4.4 Amendments.

(a) Plan Amendment. The Administering Body may, insofar as permitted by applicable law, rule or regulation, and subject to Section 4.4(c), from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, Exchange Act, the IRC or the rules of any exchange or interdealer quotation system upon which the Common Stock is listed or traded. No stockholder approval of any amendment or revision shall be required unless (i) such approval is required by this Plan or by applicable law, rule or regulation or (ii) an amendment or revision to this Plan would materially increase the number of shares subject to this Plan (as adjusted under Section 3.4).

(b) Award Amendments. The Administering Body may, with the written consent of a Recipient and subject to the limitations on re-pricing set forth in Section 4.2(b) of this Plan, make such modifications in the terms and conditions of an Award as it deems advisable. Without limiting the generality of the foregoing, the Administering Body may, in its discretion with the written consent of the Recipient, at any time and from time to time after the grant of any Award accelerate or extend the vesting or exercise period of any Award as a whole or in part.

(c) Limitation. Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or any outstanding Award may impair or adversely affect any rights or obligations under any Award theretofore granted without the written consent of the Recipient to whom such Award was granted.

4.5 Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, restricted stock, incentive or other compensation plans in effect from time to time for the Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

4.6 Plan Binding on Successors. This Plan shall be binding upon the successors and assigns of the Company.

4.7 References to Successor Statutes, Regulations and Rules. Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

4.8 Issuances for Compensation Purposes Only. This Plan is intended to constitute an “employee benefit plan,” as defined in Rule 405 promulgated under the Securities Act, and shall be administered accordingly.

4.9 Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

4.10 Governing Law. This Plan shall be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

4.11 Interpretation. Headings herein are for convenience of reference only, do not constitute a part of this Plan, and will not affect the meaning or interpretation of this Plan. References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.

ARTICLE V

GENERAL AWARD PROVISIONS

5.1 Participation in the Plan.

(a) Eligibility to Receive Awards. A person shall be eligible to receive grants of Awards under this Plan if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company; provided, however, that Awards granted to a person who has received an offer of employment will terminate and be forfeited without consideration if the employment offer is not accepted within such time as may be specified by the Company. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons, generally.

(b) Eligibility to Receive Incentive Stock Options. Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

(c) Awards to Certain Eligible Persons. Notwithstanding anything to the contrary herein, the Administering Body may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

5.2 Award Documents. Each Award granted under this Plan must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient, or by a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administering Body may in its discretion determine. Awards will not be deemed made or binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date on or after the date of grant but prior to the date of such an agreement or memorandum. Award Documents may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administering Body. In case of any conflict between this Plan and any Award Document, this Plan shall control.

5.3 Exercise of Stock Options. No Stock Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. A Stock Option shall be deemed to be exercised when the Secretary or other designated officer of the Company receives written notice of such exercise from the Recipient, together with payment of the exercise price made in accordance with Section 5.4 and any amounts required under Section 5.11 or, with permission of the Administering Body, arrangement for such payment. Notwithstanding any other provision of this Plan, the Company and/or the Administering Body may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including without limitation conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act, any amounts required under Section 5.11, or any applicable section of the IRC.

5.4 Payment For Awards.

(a) Payment of Exercise Price. The exercise price or other payment for an Award shall be payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance.

(b) Company Assistance. The Company shall not assist any person to whom an Award is granted hereunder (including without limitation any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award by lending such amounts to such person.

(c) Cashless Exercise. If permitted in any case by the Administering Body in its sole discretion, the exercise price for Awards may be paid by delivery of Common Stock to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Company, or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity Awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance; provided, however, that, subject to applicable laws and regulations, the Company and/or the Administering Body may allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

(d) No Precedent. Recipients will have no rights to the assistance described in Section 5.4(b) or to the exercise techniques described in Section 5.4(c), and the Company may offer or permit such assistance or techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such assistance or techniques on other occasions or to other Recipients.

5.5 No Employment Rights. Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person’s compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award pursuant to this Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award pursuant to this Plan did not exist, including without limitation with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Any questions as to whether and when there has been a termination of a Recipient’s employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan shall be determined by the Administering Body and the Administering Body’s determination thereof shall be final and binding.

5.6 Restrictions Under Applicable Laws and Regulations.

(a) Consents, Approvals. All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations it deems necessary shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

(b) No Registration Obligation; Recipient Representations. The Company shall be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Recipient is acquiring such Awards and underlying securities for such Recipient’s own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the securities so issued. The Company may also order its transfer agent to stop transfers of such securities. The Administering Body may also require the Recipient to provide the Company such information and other documents as it may request in order to satisfy the Company as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.7 Additional Conditions. Any Award may also be subject to such other provisions (whether or not applicable to any other Award or Recipient) as the Administering Body deems appropriate, including without limitation provisions to assist the Recipient in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of securities acquired under any Award, provisions giving the Company the right to repurchase securities acquired under any Award in the event the Recipient elects to terminate employment with the Company or dispose of such securities, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

5.8 No Privileges of Stock Ownership. Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award shall have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the date the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with the exercise of the Award, and the Company has issued such shares. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (nor any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.9 Nonassignability. Unless the Administering Body shall otherwise determine on a case-by-case basis, no Award granted under this Plan shall be assignable or transferable except (i) by will or by the laws of descent and distribution, or (ii) subject to the final sentence of this Section 5.9, upon dissolution of marriage pursuant to a qualified domestic relations order. Unless the Administering Body shall otherwise determine on a case-by-case basis, during the lifetime of a Recipient, an Award granted to such person shall be exercisable only by the Recipient (or the Recipient’s permitted transferee) or such person’s guardian or legal representative. Notwithstanding the foregoing, (i) no Award owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and (ii) Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) may not be assigned, transferred or exercisable in violation of Section 422(b)(5) of the IRC (or any comparable or successor provision) or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

5.10 Information to Recipients.

(a) The Company shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

(b) The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient’s agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company’s securities under this Plan. The Company may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient’s obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to Recipient’s obligations under this Section 5.10(b)).

5.11 Withholding Taxes. Whenever the granting, vesting or exercise of any Award, or the issuance of any Common Stock or other securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Company shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith. The Administering Body may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of shares of Common Stock of the Company or by withholding a portion of shares otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding.

5.12 Legends on Awards and Stock Certificates. Each Award Document and each certificate representing securities acquired upon vesting or exercise of an Award shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, shall be placed upon Award Documents or the certificates shall be made by the Administering Body and such decision shall be final and binding.

5.13 Effect of Termination of Employment on Awards.

(a) Termination of Vesting. Awards will be exercisable by a Recipient (or the Recipient’s successor-in-interest) following such Recipient’s termination of employment with or service to the Company or any Affiliated Entity only to the extent that installments thereof had become exercisable on or prior to the date of such termination.

(b) Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary herein, (i) the Administering Body may, in its discretion, designate shorter or longer periods for the vesting or exercise of any Award, or the lapse of transfer or other restrictions pertaining thereto, following a Recipient’s termination of employment with the Company or any Affiliated Entity, provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the Award Document that evidences the grant to the Recipient of such Award or if such shorter period is agreed to in writing by the Recipient; and (ii) the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Award that had not become exercisable on or prior to the date of such termination or to extend the vesting period beyond the date of such termination.

(c) Leave of Absence. In the case of any employee on an approved leave of absence, the Administering Body may make such provision respecting continuance of Awards granted to such employee as the Administering Body in its discretion deems appropriate.

5.14 Limits on Awards to Eligible Persons. Notwithstanding any other provision of this Plan, in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation, no one Eligible Person shall be granted any Awards with respect to more than 100,000 shares of Common Stock in any one calendar year. The limitation set forth in this Section 5.14 shall be subject to adjustment as provided in Section 3.4 or under Article VII, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

5.15 Lock-Up Agreements. Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales of securities of the Company, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 365 days after the effective date of the registration statement for such public offering. Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.15.

ARTICLE VI

AWARDS

6.1 Stock Options.

(a) Nature of Stock Options. Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

(b) Option Exercise Price. The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted. The exercise price shall be no less than the Fair Market Value of the Common Stock subject to the Stock Option as of the date of grant. Subject to approval by the stockholders, the Administering Body may, with the consent of the Recipient and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Stock Option that is amended in accordance with the foregoing shall be required, although the Administering Body may, in its discretion, make such further modifications of any such Stock Option as are not inconsistent with this Plan.

(c) Option Period and Vesting. Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after termination of the Recipient’s employment by or service to the Company shall be subject to Section 5.13. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than ten years after the date the Stock Option is granted (or, for Nonqualified Stock Options, such date later than ten years after the Stock Option is granted as shall be determined in the discretion of the Administering Body) and shall be subject to earlier termination as provided herein or in the Award Document. The Administering Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Stock Option as a whole or part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter shall remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

(d) Termination. Unless determined otherwise by the Administering Body in its sole discretion, Stock Options shall expire on the earliest of (i) one year from the date on which the Recipient ceases to be an Eligible Person for any reason other than death; (ii) one year from the date of the Recipient’s death; or (iii) with respect to each installment of such Stock Option, the fifth anniversary of the vesting date of such installment. If a Recipient who is an employee of the Company or any Affiliated Entity ceases for any reason to be such an employee, that portion of the Stock Option that has not yet vested shall terminate, unless the Administering Body accelerates the vesting schedule in its sole discretion (in which case, the Administering Body may impose whatever conditions it considers appropriate on the accelerated portion). Stock Options granted to a Recipient who is not such an employee may be made subject to such other termination provisions as determined appropriate by the Administering Body.

(e) Special Provisions Regarding Incentive Stock Options.

(i) Notwithstanding anything herein to the contrary, the exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of ten years from the date of grant of such Incentive Stock Option, or the expiration of five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

(ii) If for any reason other than death or Permanent Disability, the employment or service of a Recipient of Incentive Stock Options with the Company or any Affiliated Entity terminates, such Recipient’s Incentive Stock Options, whether or not vested, shall cease to qualify as such and will be treated as Nonqualified Stock Options as of the earlier of: (A) the date such Incentive Stock Options would expire in accordance with their terms had the Recipient remained employed with or in service to the Company or any Affiliated Entity; and (B) three months after the date of termination of the Recipient’s employment or service.

(iii) If as a result of death or Permanent Disability, the employment or service of a Recipient of Incentive Stock Options with the Company or any Affiliated Entity terminates, such Recipient’s Incentive Stock Options, whether or not vested, shall cease to qualify as such and will be treated as Nonqualified Stock Options as of the earlier of: (A) the date such Incentive Stock Options would expire in accordance with their terms had the Recipient remained employed with the Company or any Affiliated Entity; and (B) one year after the date of termination of the Recipient’s employment or service.

(iv) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or any Parent Corporation or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options under such plans during any one calendar year shall not exceed $100,000.

(v) Award Documents evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to comply with the applicable provisions of Section 422 of the IRC.

(vi) Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Nonqualified Stock Options. If the limit described in Section 6.1(f)(iv) is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.

6.2 Performance Awards.

(a) Grant of Performance Awards. The Administering Body shall determine in its discretion the pre-established, objective performance criteria (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

(b) Payment of Performance Awards. Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in shares of Common Stock valued at Fair Market Value as of the date payment is due.

6.3 Restricted Stock.

(a) Award of Restricted Stock. The Administering Body shall determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions shall lapse.

(b) Requirements of Restricted Stock. All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

(i) No Transfer. The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

(ii) Certificates. The Company may require that the certificates representing Restricted Stock granted or sold to a Recipient pursuant to this Plan remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

(iii) Restrictive Legends. Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Company deems necessary or appropriate to enforce such restrictions; and

(iv) Other Restrictions. The Administering Body may impose such other conditions on Restricted Stock as the Administering Body may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or shares of the same class are then listed or traded and under any blue sky or other securities laws applicable to such shares.

(c) Lapse of Restrictions. The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administering Body.

(d) Rights of Recipient. Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

(e) Termination of Employment. Unless the Administering Body in its discretion determines otherwise, if a Recipient’s employment with the Company or any Affiliated Entity terminates for any reason, all of the Recipient’s Restricted Stock remaining subject to restrictions on the date of such termination of employment shall be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration.

6.4 Stock Appreciation Rights.

(a) Granting of Stock Appreciation Rights. The Administering Body may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

(b) Stock Appreciation Rights Related to Options.

(i) A Stock Appreciation Right granted in connection with a Stock Option granted under this Plan will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

(ii) A Stock Appreciation Right granted in connection with a Stock Option hereunder will be exercisable only when, and only to the extent that, the related Stock Option is exercisable, will not be transferable except to the extent that such related Stock Option may be transferable, will not expire later than the underlying Stock Option, and will be exercisable only when the Fair Market Value of the Common Stock subject to the underlying Stock Option exceeds the exercise price of such Stock Option.

(iii) Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

(c) Stock Appreciation Rights Unrelated to Options. The Administering Body may grant Stock Appreciation Rights unrelated to Stock Options to Eligible Persons. Section 6.4(b)(iii) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the exercise price specified in the related Stock Option, the initial base amount specified in the Award shall be used.

(d) Limits. Notwithstanding the foregoing, the Administering Body, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under this Plan.

(e) Payments. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Administering Body, in cash or in a combination of cash and shares of Common Stock as the Administering Body deems advisable. The Administering Body has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administering Body decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

6.5 Stock Payments. The Administering Body may approve Stock Payments of the Company’s Common Stock to any Eligible Person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the Eligible Person in cash, on such terms and conditions as the Administering Body may determine. Stock Payments will replace such cash payments at the Fair Market Value of the Common Stock on the date payment is due.

6.6 Dividend Equivalents. The Administering Body may grant Dividend Equivalents to any Recipient who has received a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock. Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash shall be determined by the Administering Body by application of such formula as the Administering Body may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents shall be computed as of each dividend record date and shall be payable to recipients thereof at such time as the Administering Body may determine. Notwithstanding the foregoing, the payment of a Dividend Equivalent with respect to a Stock Option or Stock Appreciation Right intended to constitute Performance-Based Compensation shall not be contingent upon the exercise of such Stock Option or Stock Appreciation Right.

6.7 Stock Bonuses. The Administering Body may issue shares of Common Stock to Eligible Persons as bonuses for services rendered or for any other valid consideration on such terms and conditions as the Administering Body may determine.

6.8 Stock Sales. The Administering Body may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administering Body may determine.

6.9 Phantom Stock. The Administering Body may grant Awards of Phantom Stock. Phantom Stock is a cash bonus granted under this Plan measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

6.10 Other Stock-Based Benefits. The Administering Body is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that (a) by their terms might involve the issuance or sale of Common Stock or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock.

6.11 Termination of Employment. Except as otherwise provided for in this Plan or determined by the Administering Body in its discretion, all Awards granted to a Recipient, and all of such Recipient’s rights thereunder, shall terminate upon termination for any reason of such Recipient’s employment with the Company or any Affiliated Entity (or cessation of any other service relationship between the Recipient and the Company or any Affiliated Entity in place as of the date the Award was granted).

ARTICLE VII

REORGANIZATIONS

7.1 Corporate Transactions Not Involving a Change in Control. If the Company shall consummate any Reorganization not involving a Change of Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

7.2 Corporate Transactions Involving a Change in Control. Unless otherwise set forth in an Award Document or in this Section 7.2, as of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (i) accelerating the vesting of outstanding Awards and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.2, this Plan and the Awards shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then subject to Section 5.13 and Section 6.11, any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to exercise or receive the full benefit of the Recipient’s Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

ARTICLE VIII

DEFINITIONS

Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

“Administering Body” means the Board as long as no Committee has been appointed and delegated authority by the Board and shall mean the Committee as long as the Committee is appointed and has been delegated authority and has not been disbanded by the Board.

“Affiliated Entity” means any Parent Corporation of the Company or Subsidiary Corporation of the Company.

“Award” means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan.

“Award Document” means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

“Board” means the Board of Directors of the Company.

“Change in Control” means the following and shall be deemed to occur if any of the following events occur:

(a) Any Person (other than a Permitted Transferee) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(b) Individuals who, as of the effective date hereof, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company’s stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any Person having the power to exercise, through beneficial ownership, voting agreement and/or proxy, twenty percent (20%) or more of either the outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual’s election or nomination for election by the Company’s stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

(c) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company’s assets or a reorganization or merger or consolidation of the Company with any other person, entity or corporation, other than:

(i) a reorganization or merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing five percent (5%) or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation); or

(ii) a reorganization or merger or consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

(d) Approval by the Stockholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Class A common stock of the Company, as constituted on the Effective Date of this Plan, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4 above.

“Company” means Salem Communications Corporation, a Delaware corporation.

“Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

“Dividend Equivalent” means a right granted by the Company under Section 6.6 to a holder of a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

“Effective Date” means May 25, 1999, which is the date this Plan was initially adopted by the Board.

“Eligible Person” means any director, officer, employee, consultant or advisor of the Company or of any Affiliated Entity.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expiration Date” means the 20th anniversary of the Effective Date.

“Fair Market Value” of a share of the Company’s capital stock as of a particular date shall be (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq Global Market), the average of the highest and lowest sale prices of the stock quoted for such date as reported in the Transactions Index of each such exchange, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq Global Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The Nasdaq Capital Market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an option is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that (A) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (B) if the stock is traded on the Nasdaq Capital Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Stock Options and Stock Appreciation Rights shall be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Committee on the basis of such factors as it may deem appropriate.

“Incentive Stock Option” means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

“IRC” means the Internal Revenue Code of 1986, as amended.

“Non-Employee Director” means a director of the Company who qualifies as a “Non-Employee Director” under Rule 16b-3 under the Exchange Act.

“Nonqualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

“Other Stock-Based Benefits” means an Award granted under Section 6.9 of this Plan.

“Parent Corporation” means any Parent Corporation as defined in Section 424(e) of the IRC.

“Payment Event” means the event or events giving rise to the right to payment of a Performance Award.

“Performance Award” means an Award payable in Common Stock that vests and becomes payable over a period of time upon attainment of pre-established, objective performance criteria established in connection with the grant of the Award, which may be based on Qualifying Performance Criteria or other standards of financial performance and/or personal performance evaluations.

“Performance-Based Compensation” means performance-based compensation as described in Section 162(m) of the IRC. If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Committee, in order to qualify an Award as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of one or more Qualifying Performance Criteria.

“Permanent Disability” means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Administering Body with respect to any Award; provided, however, that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean “permanent and total disability” as defined in Section 22(e)(3) of the IRC.

“Permitted Transferee” means: (a) Edward G. Atsinger III, Stuart W. Epperson, or Nancy A. Epperson; (b) the spouse, child or grandchild of any of the persons described in (a); (c) a revocable trust funded by any of the persons described in (a); or (d) a trust for the benefit of any of the persons described in (a) so long as one of the persons described in (a) is the trustee of such trust.

“Person” means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA and (iii) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.

“Phantom Stock” means an Award granted under Section 6.9 of this Plan.

“Plan” means this Amended and Restated 1999 Stock Incentive Plan of the Company (as amended and restated through June 22, 2012).

“Plan Term” means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

“Purchase Price” means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Committee (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

“Qualifying Performance Criteria” means any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliated Entity, either individually, alternatively or in any combination, and measured either annually (or over such shorter period) or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: (a) cash flow, (b) earnings per share (including earnings before interest, taxes, depreciation and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, and (j) return on operating revenue.

“Recipient” means an Eligible Person who has received an Award under this Plan.

“Reorganization” means any merger, consolidation or other reorganization.

“Restricted Stock” means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

“Rule 16b-3” means Rule 16b-3 under the Exchange Act.

“Second Amendment to the Plan” means the Second Amendment to the Amended and Restated Salem Communications Corporation 1999 Stock Incentive Plan, dated as of June 11, 2003, which amended the Plan to increase the number of shares of Common Stock available under the Plan, among other things.

“Securities Act” means the Securities Act of 1933, as amended.

“Significant Stockholder” is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

“Stock Appreciation Right” means a right granted under Section 6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the Stock Appreciation Right, to the date of exercise.

“Stock Bonus” means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 of this Plan as a bonus for services rendered or for any other valid consideration under applicable law.

“Stock Option” means a right to purchase stock of the Company granted under Section 6.1 of this Plan.

“Stock Payment” means a payment in shares of the Company’s Common Stock to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

“Stock Sale” means a sale of Common Stock to an Eligible Person under Section 6.8 of this Plan.

“Subsidiary Corporation” means any Subsidiary Corporation as defined in Section 424(f) of the IRC

SALEM COMMUNICATIONS CORPORATION ATTN: MYRA STEVENS 4880 SANTA ROSA ROAD CAMARILLO, CA 93012

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M46656-P19887 KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SALEM COMMUNICATIONS CORPORATION
The BOARD OF DIRECTORS recommends a vote “FOR” the following proposals:
1.	To elect eight (8) members to the Board of Directors of Salem:
†The holders of Salem’s Class A common stock are entitled to vote on the election of the two additional nominees as independent directors, Messrs. Davenport and Riddle.
		For	Against	Abstain			For	Against	Abstain
Nominees:
	1a. Stuart W. Epperson	☐	☐	☐		1g. Dennis M. Weinberg	☐	☐	☐
	1b. Edward G. Atsinger III	☐	☐	☐		1h. Frank Wright	☐	☐	☐
	1c. David Davenport† 1d. Roland S. Hinz	☐ ☐	☐ ☐	☐ ☐	2.	Approval to amend Salem’s Amended and Restated Stock Incentive Plan (the “Plan”) to increase the number of shares reserved for issuance under the Plan.	☐	☐	☐
	1e. Richard A. Riddle† 1f. Jonathan Venverloh	☐ ☐	☐ ☐	☐ ☐	3.	Ratification of the appointment of SingerLewak LLP as Salem’s independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐
At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

— — — — — — — — —  — — — — — — — — — — — — — — —  — — — — —  — — — — —  — — — — — — —

M46657-P19887

SALEM COMMUNICATIONS CORPORATION
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 22, 2012
Solicited on Behalf of the Board of Directors

The undersigned hereby authorizes Edward G. Atsinger III and Christopher J. Henderson, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Class A common stock of Salem Communications Corporation (“Salem”), held of record by the undersigned, at the Annual Meeting of Stockholders of Salem to be held at Salem’s corporate office, 4880 Santa Rosa Road, Camarillo, California 93012, on Friday, June 22, 2012, at 9:30 a.m. PDT, and any postponement(s) or adjournment(s) thereof, as indicated on the reverse side hereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated, in each case, May 4, 2012. All other proxies heretofore given by the undersigned to vote shares of Salem’s Class A common stock are expressly revoked.

The shares represented by this proxy will be voted as described on the reverse hereof by the stockholder. If not otherwise directed, this proxy will be voted FOR the election as directors of all nominees nominated in Item 1, and FOR Proposals 2 and 3 for which the stockholder is entitled to vote.

Address Changes/Comments: ____________________________________________________________________________________
_______________________________________________________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued, and to be signed and dated on the reverse side.)

SALEM COMMUNICATIONS CORPORATION ATTN: MYRA STEVENS 4880 SANTA ROSA ROAD CAMARILLO, CA 93012

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M46658-P19887 KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SALEM COMMUNICATIONS CORPORATION
The BOARD OF DIRECTORS recommends a vote “FOR” the following proposals.
1.	To elect six (6) members to the Board of Directors of Salem†:
†The holders of Salem’s Class A common stock are entitled to vote on the election of the two additional nominees as independent directors, Messrs. Davenport and Riddle.
		For	Against	Abstain			For	Against	Abstain
Nominees:
	1a. Stuart W. Epperson 1b. Edward G. Atsinger III	☐ ☐	☐ ☐	☐ ☐	2.	Approval to amend Salem’s Amended and Restated Stock Incentive Plan (the “Plan”) to increase the number of shares reserved for issuance under the Plan.	☐	☐	☐
	1c. Roland S. Hinz 1d. Jonathan Venverloh	☐ ☐	☐ ☐	☐ ☐	3.	Ratification of the appointment of SingerLewak LLP as Salem’s independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐
	1e. Dennis M. Weinberg 1f. Frank Wright	☐ ☐	☐ ☐	☐ ☐	At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

— — — — — — — — —  — — — — — — — — — — — — — — —  — — — — —  — — — — —  — — — — — — —

M46659-P19887

SALEM COMMUNICATIONS CORPORATION
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 22, 2012
Solicited on Behalf of the Board of Directors

The undersigned hereby authorizes Edward G. Atsinger III and Christopher J. Henderson, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Class B common stock of Salem Communications Corporation (“Salem”), held of record by the undersigned, at the Annual Meeting of Stockholders of Salem to be held at Salem’s corporate office, 4880 Santa Rosa Road, Camarillo, California 93012, on Friday, June 22 2012, at 9:30 a.m. PDT, and any postponement(s) or adjournment(s) thereof, as indicated on the reverse side hereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated, in each case, May 4, 2012. All other proxies heretofore given by the undersigned to vote shares of Salem’s Class B common stock are expressly revoked.

The shares represented by this proxy will be voted as described on the reverse hereof by the stockholder. If not otherwise directed, this proxy will be voted FOR the election as directors of all nominees nominated in Item 1, and FOR Proposals 2 and 3 for which the stockholder is entitled to vote.

Address Changes/Comments: ____________________________________________________________________________________
_______________________________________________________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued, and to be signed and dated on the reverse side.)